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                                                                   Exhibit 10.6

        PORTIONS OF THIS EXHIBIT WHICH ARE INDICATED BY "[*]" HAVE BEEN
          OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND
         FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2004 RESTATED CSCU CARD PROCESSING SERVICE AGREEMENT This 2004 Restated CSCU Card Processing Services Agreement (this "Agreement") is made as of January 1, 2004 by and between Card Services for Credit Unions, Inc., a Florida corporation ("CSCU") and Certegy Card Services, Inc. (formerly Equifax Card Services, Inc.), a Florida corporation ("Certegy") with reference to the following facts:

A. CSCU is an organization consisting of member credit unions (the "Credit Unions"), which are licensees of VISA U.S.A., Inc. ("VISA") and/or MasterCard International, Inc. ("MasterCard").

B. Among other purposes, CSCU has been organized for the purpose of obtaining and maintaining one or more bank identification numbers (BIN's) issued by VISA and/or interbank card association numbers (ICA's) issued by MasterCard for shared use by the Credit Unions in connection with their VISA and/or MasterCard programs.

C. Certegy is engaged in the business of providing card processing services to assist licensees of VISA and MasterCard in the operation of their card programs.

D. CSCU, in a desire to retain Certegy on an exclusive basis to provide card processing services to the Credit Unions, entered into the CSCU Card Processing Service Agreement with Equifax Card Services, Inc., f/k/a Telecredit Service Center, Inc., on February 7, 1989, which was amended on September 15, 1989, July 1, 1992, March 27, 1993, and April 1, 1993 (collectively, the Original Agreement"). The parties entered into a Restated CSCU Card Processing Service Agreement on February 16, 1994, which they later amended on August 2, 1997 and April 1, 1999 (the "Restated Agreement"). The term of the Restated Agreement extends through September 30, 2004.

E. The parties now desire to enter into this Agreement to extend the term of the Restated Agreement from October 1, 2004 through December 31, 2009 (the "Extended Period"), and to update and again restate the terms of their Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the parties agree as follows:

Services. 1.

1.1 Retention of Certegy. By this Agreement, CSCU retains Certegy, and Certegy agrees, to provide card processing services to the Credit Unions in accordance with the terms of this Agreement. The services to be provided (the "Services") include all of the items referenced on Schedules A, B, C, E, G, J, K and L. Except as otherwise provided for in this Agreement, so long as this Agreement remains in effect, CSCU shall not retain any other party to provide any of

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the Services. If CSCU wishes to utilize or offer additional services or products not included on any of the Schedules or Exhibits, CSCU shall provide Certegy the right of first refusal to provide those other services or products. In this event, CSCU shall provide to Certegy in writing the specifications for those services or products and shall give Certegy ninety (90) days from receipt of such notice to advise CSCU if Certegy can provide the requested services and/or products and on what additional terms (i.e., fees). CSCU may obtain competitive bids from other providers in the industry for these other services and products not included on the Schedules or Exhibits, but shall always provide Certegy the opportunity to meet any competitive bid and provide those additional products and services. In the event that Certegy is unable or unwilling to meet the bid submitted by another third party processor, CSCU may purchase those services or products from such other provider.

1.2 Should CSCU request a change to any of the Services that would require modification of or addition to hardware or software utilized by Certegy or hiring of additional staff by Certegy or result in Certegy incurring any additional expenses in providing the Services (e.g., customization of a particular program for a particular group of Credit Unions, or should CSCU request Certegy to implement a program sooner then scheduled by Certegy,) then Certegy and CSCU agree to negotiate whether and upon what terms such changes or implementations shall be provided. Certegy reserves the right to make changes to the Services from time to time so long as the changes do not prevent Certegy or CSCU from meeting their obligations to the Credit Unions and Cardholders (e.g., changing vendors, changing equipment, upgrading software and other changes that are determined necessary by Certegy, in its sole discretion, to maintain performance levels and competitiveness). Certegy shall be responsible for implementing, at no additional cost to CSCU or the Credit Unions, all updates and releases as required by MasterCard and/or Visa, as well as modifications to correct problems with the Services that are the responsibility of Certegy. Certegy shall test all changes, using commercially reasonable means including quality control checks, prior to placing changes into production, to increase the likelihood of a successful implementation. In addition, Certegy will present to CSCU information on new products and services prior to those new products or services being offered to the Credit Unions.

1.3 Credit Union Service Agreement. Certegy shall enter into a "Credit Union Service Agreement," substantially in the form of one of those agreements attached as Exhibits "B," "B-1 and "B-2 with each Credit Union desiring to acquire the Services.

1.4 Minimum Rating Requirements. From time to time, CSCU and Certegy may jointly establish minimum financial requirements for eligibility in the program offered pursuant to this Agreement.

1.5 Other Vendors. If a Credit Union wishes Certegy to provide to vendors data pertaining to that Credit Union, that Credit Union shall provide written authorization to Certegy to provide that data as well as indemnification for claims pertaining to the provision of that data or the performance of any such vendors, in a form acceptable to Certegy. In addition, Certegy my require any such vendor to enter into written agreements with Certegy governing the provisions of that data and the vendor's duty to protect the data from compromise and unauthorized use or disclosure.


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Fees for the Services. 2.

2.1 CSCU Enrollment Fee. At the time a Credit Union enters into a Credit Union Service Agreement, that Credit Union shall pay to CSCU, and CSCU hereby authorizes Certegy to collect on its behalf, a nonrefundable enrollment fee of One Hundred Fifty Dollars ($150.00).

2.2 Guaranteed Rates. Certegy shall charge the Credit Unions, and the Credit Unions shall pay, those fees set forth on Schedules "A", "B", "C", "E", "G", "J", "K" and "L", copies of which are attached to and made a part of this Agreement (collectively, the "Schedules"). Subject to subparagraphs 2.3 and 2.4 of this Agreement, those fees set forth on the Schedules shall remain in effect through the term of this Agreement. Pass through Fees. From time to time, Certegy shall have the right to increase

2.3 any of the fees over which it has no control up to the amount of the actual cost incurred by Certegy including, but not limited to, Certegy's reasonable internal costs (collectively, the "Pass Through Fees") and which are identified as such on the Schedules, effective as of the date those Pass Through Fees are increased to Certegy. CSCU shall not be responsible, however, for any MasterCard and Visa fines and penalties that result from Certegy's failure to fulfill its obligations under this Agreement.

2.4 Fee Increases for Inflation. Effective October 1, 2004, upon written notice in accordance with section 2.5, Certegy shall have the right, three times during the Extended Period, to increase one or more of the fees set forth on the Schedules, excluding the Pass Through Fees, by a percentage equal to the Percentage Increase, if any, in the Consumer Price Index as described below, but not to exceed 3% in any one increase. For purposes hereof, the following definitions shall apply:

(i) The "Consumer Price Index" shall mean the Consumer Price Index of the Bureau of Labor Statistics of the United States Department of Labor (the "DOL") for All Urban Consumers, U.S. City Average (1982-84=100), "All Items" (the "Index"). If the DOL revises the basis on which the Index is now calculated, the parties shall make an appropriate conversion to a revised "Index" on the basis of conversion factors published by the DOL. If conversion factors are not available from the DOL, either party may request the DOL to provide an appropriate conversion or adjustment. If the DOL is unable or unwilling to provide an appropriate conversion or adjustment, or if the Index is discontinued, the parties shall in good faith agree on a suitable substitute for the Index.

(ii) The "Percentage Increase" shall mean the percentage equivalent to the fraction, the numerator of which is the Index for the Comparative Month less the Index for the Base Month, and the denominator of which is the Index for the Base Month.

(iii) The "Comparative Month" shall mean the third month prior to the effective date of the increase, and the "Base Month" shall mean (a) in the case of the first increase for any applicable Schedule, March of 2002, and (b) in the case of a subsequent increases, the month that was the Comparative Month for the last increase of the fees being increased.


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2.5 Notice of Fee Modification. Any allowed fee modification shall be effective on the first calendar day of the next month following thirty (30) days prior written notice from Certegy to CSCU and the Credit Unions. Certegy shall document any fee modification by revising the applicable Schedules, providing a copy of the revised Schedules to CSCU and providing notice of the changes to the individual Credit Unions.

2.6 Payment of Fees. Fees for processing transactions shall be settled each banking day for the transactions processed for the previous banking day and shall be payable by deduction from the various Accounts referenced in section 3 of this Agreement. Fees for all other Services shall be invoiced by Certegy monthly and shall be payable by deduction from the Accounts referenced in, and in accordance with, section 3 of this Agreement. Settlement Procedures. 3. Program Clearing Account. So long as this agreement remains in effect, Certegy

3.1 shall maintain on behalf of CSCU a demand deposit account (the "Program Clearing Account" or "PCA") at a mutually agreeable financial institution the purpose of settling transactions, charges, and reimbursements in connection with the Credit Unions' VISA and MasterCard programs. Access. Certegy shall have the right to make deposits into and withdrawals from

3.2 the PCA for the following purposes:

(i) daily settlement of all incoming VISA and MasterCard cardholder amounts due VISA and MasterCard;

(ii) daily settlement of fees payable to Certegy for the transactions processed the previous banking day;

(iii) monthly settlement of Certegy's fees and charges other than daily transaction processing fees;

(iv) daily settlement of all VISA and MasterCard fees charged CSCU or a CSCU member by VISA or MasterCard or deducted from Certegy's accounts, including without limitation the combined warning bulletin fees, interchange fees, and assessments;

(v) daily payment of any interest due Certegy for Funds paid by Certegy to VISA or MasterCard on behalf of the Credit Unions that were not available in the PCA (the "PCA Shortfall"), which interest shall be calculated at the prime rate charged by Certegy's depository bank plus one percent (1%) for all PCA shortfall;

(vi) daily investment for CSCU's benefit of available funds from the PCA as described in section 3.4;

(vii) settlement of all incoming debt transactions; and


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(viii) settlement of all outgoing debit transactions not more than three (3)
business days following Certegy's receipt of such outgoing debit transactions from a Credit Union.

3.3 Funding and Management of the PCA. CSCU, through each of the Credit Unions, shall provide Certegy the funds to maintain on behalf of CSCU, at all times in the PCA, a balance not less than the following (the "Minimum Balance"):

(i) If Certegy provides any of the Services referenced on Schedule "A" and "B", the anticipated average number of credit cardholder accounts of each Credit Union under its VISA and/or MasterCard programs for the first 90 days or 300 accounts, whichever is greater, x 2.5 (anticipated charges per cardholder account per month) x $75 (anticipated average transaction amount) divided by
21.5 (average business days per month); plus

(ii) If Certegy provides any of the Services referenced on Schedule "E" and "J", the anticipated average number of debit cardholder accounts of each Credit Union under its VISA and/or MasterCard programs for the first 90 days or 300 accounts, whichever is greater, x 5 (anticipated debits per cardholder account per month) x $40 (anticipated average debit amount) divided by 21.5 (average business days per month); plus

(iii) if Certegy provides any other Services to a Credit Union, an amount sufficient to cover those daily transactions and chargebacks as well (e.g., Direct Processing Merchant Services as referenced on Schedule "C" or Commercial Card Services on Schedule "G"). The above factors may be adjusted by Certegy based on the actual transaction volume history of those Credit Unions for which Certegy has been providing Services, and the factors shall thereafter be adjusted quarterly by Certegy, or more often if deemed necessary by Certegy and CSCU, based on the actual transaction volume history of the prior quarter and seasonal factors. Certegy shall give prior written notice to CSCU and the Credit Unions of any adjustment of the factors. Credit Union authorizes Certegy, at Credit Union's expense, to access the PCA as well as the Settlement Account through the Automated Clearing House ("ACH"), U.S. Central Credit Union's data switch, wire transfer, or draft transfer in order to maintain Credit Union's required balances, if applicable, or for any purpose described in this section 3, and similarly to transfer funds owing to a Credit Union into the applicable account. CSCU guarantees the availability of the funds in the various accounts referenced in this section 3 and agrees that Certegy shall at all times have access to such funds for the above referenced purposes and further agrees that Certegy shall be able to make the withdrawals and transfers required hereunder and hereby authorizes Certegy to borrow funds, on a short-term basis on behalf of CSCU, to maintain funds in those accounts in an amount reasonably required by Certegy to perform daily settlements. Certegy agrees to manage the various accounts on CSCU's behalf and on behalf of Credit Union to achieve these stated purposes. Investment of Funds. Certegy shall invest any available funds in the PCA on

3.4 behalf of CSCU in short-term investments to be mutually agreed on in writing.


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3.5 Settlement Account. Certegy shall on behalf of CSCU require each Credit
Union to maintain, and each Credit Union shall maintain, at all times a demand deposit account (a "Settlement Account") with funds in an amount sufficient to enable CSCU and/or Certegy to replenish the PCA, on a daily basis, so that the Credit Union's pro rata share of the Minimum Balance is maintained at all times. CSCU and/or Certegy, through U.S. Central Credit Union's data switch, through the Automated Clearing House ("ACH"), or through wire transfer, at the expense of each Credit Union, shall have the right to transfer funds from each Settlement account to the PCA, on a daily basis, in an amount necessary to replenish the PCA as set forth above. Each Credit Union shall provide overdraft protection for its Settlement Account to further ensure that CSCU and/or Certegy shall be able to make the transfers necessary under this section. So long as Certegy shall follow reasonable and prudent procedures to minimize loss resulting from the failure of a Credit Union to maintain the required balance in its Settlement Account, CSCU shall indemnify and hold harmless Certegy from and against any losses and liabilities resulting from the failure of a Credit Union to maintain the required balance. Settlement to Credit Unions processing on BASE2000. Credit Unions receiving

3.6 Certegy Services under Schedules "K" or "L" shall each establish a settlement account in the Credit Union's name to enable VISA and/or MasterCard to settle transactions, dues, fees, assessments and other amounts directly to the Credit Union settlement account ("Direct Settlement Account"). The Credit Union shall maintain sufficient balances in the Direct Settlement Account to enable such VISA and/or MasterCard settlements. Neither CSCU nor Certegy shall bear any responsibility or liability for funding of the Credit Union's Direct Settlement Account.

3.7 Payment Account. Certegy shall maintain on behalf of CSCU one or more demand deposit accounts for the purpose of deposit of cardholder and other payments made to CSCU and the Credit Unions (the "Payment Accounts"). Certegy shall have the right to deposit cardholder and other payments into the Payment Accounts and to transfer funds from the Payment Accounts to the PCA, the Settlement Account or the Direct Settlement Account, as appropriate.

3.8 Records. Certegy shall maintain complete records pertaining to the PCA and the Payment Accounts, including records pertaining to reconciliation of the PCA, daily interchange fees, and daily settlements, and pertaining to Certegy's transfers to and from the Settlement Accounts.

Quality Control Standards. 4.

4.1 Certegy shall maintain the quality control standards set forth in Exhibit "C", which is attached to and made a part of this Amendment (the "Standards"). At the end of each calendar quarter, Certegy and CSCU shall review Certegy's quarterly performance regarding the Standards. To facilitate that quarterly review, Certegy shall provide CSCU with monthly reports on which that review can be based. Those Standards on Exhibit C, which are deemed to be "Material Standards", are identified as such on Exhibit "C". CSCU and Certegy shall each measure Credit Union satisfaction through their independently conducted surveys. If CSCU notifies Certegy that CSCU's satisfaction survey results for any period vary materially from the results of Certegy's satisfaction survey for the same period, the parties shall compare their


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surveys to confirm that the survey questions seek the same information, the surveys are addressed to the same target audience, and the surveys use the same response scale. If matching these factors corrects the variance, future results should match. When these factors are the same and the results still have a statistically significant variance and the issue causing the variance can be identified, CSCU and Certegy will mutually agree on corrective action and implement the corrective action plan within 30 days. If Certegy and CSCU cannot identify or agree upon the cause for the variance, the parties will jointly retain the assistance of an outside statistical survey specialist to assist the parties' effort to eliminate the variance.

4.2 The failure by Certegy to have met one or more Material Standards or three or more of the other Standards in any three consecutive months shall be deemed a "Material Failure". In the event Certegy is implementing a technology or software enhancement, Certegy may inform CSCU in advance of the Standards it expects to be negatively affected and the timeframe for the implementation. Such identified Standards will not be included in determining whether there has been a Material Failure during the implementation. In the event of a Material Failure, Certegy shall take those steps necessary to cure that specific Material Failure within the 1-month period following notice by CSCU to Certegy of the Material Failure (the "Cure Period"). Except as provided for in subsection 4.3, the test period to determine whether such cure has been accomplished shall be the 1-month period following the Cure Period.

4.3 In addition, during any Cure Period for the Standards identified in Exhibit "C" as either the "Cardholder Satisfaction Rating Index Goal" or the "Credit Union Satisfaction Rating Index Goal", for satisfaction surveys conducted by Certegy, (collectively, the "Satisfaction Rating Index Goals"), Certegy will pay CSCU (i) $20,000 for any month in which there is a Material Failure of one Satisfaction Rating Index Goal, and (ii) $40,000 for any month in which there is a Material Failure of both Satisfaction Rating Index Goals. Notwithstanding anything in this Agreement to the contrary, if Certegy is unable to cure the applicable Satisfaction Rating Index Goal(s) after a 90-day period following the beginning of the Cure Period, CSCU may terminate this Agreement.

4.4 Unless otherwise expressly agreed to in writing by the parties, all results of all Standards shall be deemed "Confidential Information" of Certegy, subject to section 8 of this Agreement.

4.5 Certegy will invest in improvements to its debit/ATM processing capability during the Renewal Term. Certegy's goals will be:

(1) to establish effective, efficient and dependable connectivity to enable authorizations and settlements over all major debit/ATM networks;

(2) to provide competitive solutions for CSCU Credit Union's debit and ATM card processing needs;

(3) to have Certegy's platform connect directly to VISA for signature debit authorizations;

(4) to settle signature debit transactions directly with VISA;

(5) to enable single point settlement;

(6) to provide a graphical user interface;

(7) to enable seven-day processing, and

(8) to enable unique authorization parameters by BIN. Backup, Disaster Recovery, Force Majeure and System Integrity. 5.

5.1 Backup. Certegy shall provide for backup data processing in the event Certegy's primary data processing unit becomes inoperable. Certegy will provide off-premises secured


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storage of data and program files as required by VISA and MasterCard and will have available redundant sources of electrical power.

5.2 Disaster Recovery. In the event Certegy is prevented from performing its obligations under this Agreement through no fault of its own, Certegy shall, through its own facilities, suppliers of computer equipment and/or other processors, make best efforts to assist Credit Union to obtain replacement processing services for the Services, as promptly as is reasonably possible. Credit Union authorizes Certegy to provide cardholder and other Confidential Information to those vendors it contracts with to provide disaster recovery and other back-up processing services to Certegy, in order to test and prepare for disaster recovery as well as to perform Services in the event of a threatened or actual disaster. Certegy shall require each vendor that is to receive Confidential Information to sign a confidentiality agreement binding such vendor to protect and not improperly disclose Confidential Information. Certegy has maintained and shall continue to maintain arrangements with vendors to provide backup processing capability and Certegy shall test the functionality and viability of such backup processing capability twice each year.

5.3 Force Majeure. If Certegy is prevented from performing its obligations under this Agreement due to causes beyond its control, including without limitation strikes, riots, earthquakes, epidemics, wars, acts of terrorists, fires, power failures, the failure or closure of a Credit Union, machine breakdowns, computer-associated equipment outages, or any other catastrophe rendering its data processing center wholly or partially inoperable, Certegy shall not be liable for any loss or damage to Credit Union, Agent Credit Unions or Customers.

5.4 Annual Financial and System Review. Each year, Certegy shall provide to CSCU a copy of the most recent annual report of its publicly held parent corporation and a copy of the most recent third party auditors' review and report on the design and compliance test of Certegy's card processing system (SAS 70). Upon Credit Union's written request, Certegy shall provide these documents to Credit Union.

6. Merchant Fees. If a Credit Union utilizes the Merchant Services provided by Certegy, the fees referenced in Schedule "C" attached to and made a part of this Amendment, shall apply to those services, and the following terms are added to the Agreement:

6.1 Right to Refuse Merchants. Credit Union shall not enroll merchants for participation in the VISA and/or MasterCard system through CSCU or Certegy, if those merchants are within the categories of merchants designated by CSCU and/or Certegy from time to time as "high-risk merchants". CSCU and/or Certegy shall have the right to refuse to enroll, and may terminate the enrollment of, any merchant if it determines, in its sole and absolute discretion, that failure to do so would create excessive risk for CSCU and/or Certegy. Right to Refuse Transactions. In the event that either CSCU or Certegy 6.2 determine, in their sole discretion, that the risks related to the credit card sales transactions ("Transactions") introduced by any merchant enrolled by Credit Union are excessive, then CSCU or Certegy may refuse to accept and process those Transactions. CSCU or Certegy shall


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promptly notify Credit Union of its refusal to accept and process Transactions from any such merchant.

6.3 Card Association Requirements. Credit Union shall comply with all VISA and/or MasterCard requirements for enrolling new merchants including, but not limited to, the performance of a credit check and/or other financial background investigation; a physical inspection of the merchant's place of business; and an investigation to determine whether the merchant previously has been expelled from the VISA and/or MasterCard systems by another Credit Union for fraud or suspected fraud. Credit Union shall examine the sales drafts contained in sealed merchant deposits before forwarding such deposits to Certegy in order to detect possible fraud and other irregularities.

6.4 Indemnification. Notwithstanding any other provision of this Agreement, Credit Union shall indemnify and hold harmless Certegy and CSCU, and their respective stockholders, officers, directors, employees, agents, affiliates, subsidiaries, successors and assigns, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgements, suits, costs, expenses, including reasonable attorney fees including attorneys' fees in appellate and bankruptcy proceedings, or disbursements of any kind or nature whatsoever, which may be suffered by, imposed on, incurred by, or asserted against Certegy, CSCU or the other indemnified parties in any way relating to, or arising out of any merchant deposit of VISA or MasterCard credit card or debit card sales transactions, drafts which arise from transactions from merchants enrolled by Credit Union or an agent institution of Credit Union for the merchant services provided pursuant to the Service Agreement, ("Sales Transactions"), including counterfeit or fraudulent transactions, or any chargebacks of such Sales Transactions (collectively, the "Losses"). Certegy shall be a third-party beneficiary of this paragraph, and if Certegy brings any lawsuit, arbitration or other action against Credit Union to enforce the provisions of this paragraph, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs in connection with the action including attorneys' fees and costs in appellate and bankruptcy proceedings.

6.5 Right to Utilize Certain Funds. CSCU and/or Certegy shall have the right to utilize any amounts payable to Credit Union as a result of Transactions in the MasterCard and/or VISA systems in payment of, or to reimburse CSCU or Certegy for, chargebacks or any other amounts payable by, or any other losses resulting from the activities of, any merchants enrolled by Credit Union or an agent institution of Credit Union. Credit Union acknowledges that Certegy is a third party beneficiary of all rights granted to CSCU by Credit Union under this Financial Services Agreement, and that Certegy can exercise all rights given to it pursuant to this paragraph to, among other things, apply incoming amounts to offset or recover amounts due on fraudulent Transactions introduced into the MasterCard and/or VISA systems by merchants enrolled by Credit Union or an agent institution of Credit Union. Credit Union specifically agrees that the rights of CSCU and Certegy and the obligations of Credit Union hereunder shall survive any termination of this Agreement.


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Inspection of Records. 7.

7.1 Inspection by CSCU. On reasonable notice, during normal business hours and on presentation of written authorization from CSCU or from a Credit Union, as the case may be, CSCU representatives shall have the right, at CSCU's expense, to inspect and audit information and records in Certegy" possession pertaining to this Agreement or the Credit Union providing the authorization; provided that any such notice shall specify the scope of the inspection or audit and Certegy shall have the right to receive and comment on any report prepared by any external representative engaged by CSCU in connection with any such inspection or audit, prior to its dissemination to the Credit Unions or any other parties.

7.2 Inspection by Credit Union. On reasonable notice, during normal business hours and on presentation of written authorization from a Credit Union, the representatives of the Credit Union or the designated agent of the Credit Union shall have the right, at the Credit Union's expense, to inspect and audit information and records pertaining to that Credit Union; provided that any such notice shall specify the scope of the inspection or audit and Certegy shall have the right to receive and comment on any report prepared by any external representative engaged by the Credit Union in connection with any such inspection or audit, prior to its dissemination to the Credit Unions or any other parties. Government Inspection. Certegy shall permit those governmental agencies that 7.3 regulate and examine CSCU and the Credit Unions to examine Certegy and its books and records to the same extent as if the Services were being performed by CSCU or the Credit Unions on their own premises.

8. Confidentiality. Each of the parties to this Agreement shall hold all information provided to it by the other party, or through its relationship with the other party, as secret and confidential, whether in the form of reports, plans, customer lists, data, documents, software and related products and services, (including, without limitation, CSCU's proprietary software, the Virtual Card Consultant), drawings, writings, samples, know-how, marketing, strategies, business operations and business systems, and other proprietary material ("Confidential Information"). Non-public financial information that is personally identifiable to a customer or member of Credit Union (referenced in the Gramm-Leach-Bliley Act of 1999 as "Non-public Personal Information" or "NPI") shall be treated by Certegy as Confidential Information whether it is received directly from Credit Union, through VISA or MasterCard or from another third party. Certegy shall only provide NPI to CSCU at the request of Credit Union. Confidential Information shall remain the property of the party from or through whom it was provided. The parties shall use Confidential Information, including NPI, only to perform under this Agreement and in the case of CSCU its Membership Agreement with Credit Union. Each party shall use the same degree of care to protect the other party's and Credit Union's Confidential Information as it uses to safeguard its own and each party shall implement and maintain procedural, physical and electronic safeguards to prevent the compromise or unauthorized disclosure of Confidential Information. For purposes of this section, other than in the case of NPI, Confidential Information shall not include information that becomes available to the public through no wrongful action of the receiving party, is already in the possession of the receiving party and not subject to an existing agreement of confidentiality between the parties, is received from a third


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party without restriction and without breach of this Agreement, is independently developed by the receiving party, or is disclosed pursuant to a request from a government agency to the extent required by law. This Agreement shall in no way be construed to grant any right, license, or authorization to either party to use Confidential Information except as permitted in this Agreement. Each party shall restrict access to Confidential Information to those employees and persons in the receiving party's organization with a need to know such Confidential Information in order to perform its obligations under this Agreement. Such employees and persons shall be under the same obligations to hold secret and confidential such Confidential Information. To the extent Certegy retains third party vendors to assist it in performing its duties under this agreement, it shall first require such vendors similarly to protect and restrict the use of Confidential Information. The obligations of the parties hereunder shall survive the termination of this Agreement.

Transmissions. 9.

9.1 CSCU and Credit Union Responsibility. CSCU and/or the Credit Unions, as the case may be, shall be responsible for transmission at their expense, and shall bear the risk of loss and damage resulting from the transmission to the data processing center of Certegy of information and data (collectively, "Data"). In the case of physical transmission of Data to Certegy, the responsibility for loss and damage shall remain with CSCU and/or the Credit Unions to the point where and until Certegy receives delivery of the Data through the U.S. mail or by courier, and in the case of electronic transmission, until receipt is confirmed by Certegy, at which time the risk of loss shall shift to Certegy.

9.2 Certegy Responsibility. Certegy shall bear the risk of loss and damage resulting from the transmission of Data from the data processing center of Certegy. In the case of physical transmission of Data from Certegy to CSCU or a Credit Union, the responsibility for loss and damage shall remain with Certegy to the point where and until CSCU or the Credit Union, as the case may be, receives delivery of the Data through the U.S. mail or by courier, and in the case of electronic transmission, until receipt is confirmed by CSCU or the Credit Union, at which time the risk of loss shall shift to CSCU or the Credit Union, as the case may be. Certegy's responsibility for the safekeeping and security of plastic credit cards or blank plastic cards commences upon the delivery of such plastics to Certegy and terminates upon delivery of plastics by Certegy to the mail, courier or freight service designated by CSCU or the Credit Union.

Compliance with Laws and regulations. 10.

10.1 Certegy's Compliance Obligations. Except as provided in items (i) and (ii) of section 10.2 below, Certegy shall be responsible for providing the Services in a manner that complies with all Federal laws, rules, and regulations as amended or enacted from time to time applicable to the Services, including without limitation the Truth-In-Lending and Fair Credit Billing Acts, and all rules and regulations promulgated under those laws. 10.2 Credit Union Compliance Obligations. Each Credit Union shall be responsible for the following:

(i) preparing its credit application forms, solicitations, and notices of credit approval and denial as well as compliance with all Federal laws, rules, and regulations relating to those documents, including without limitation, where applicable to those documents, the Federal Consumer Credit Protection Act including Truth-In-Lending, the Equal Credit Opportunity act, the Electronic Fund Transfer Act, the Gramm-Leach-Bliley Act of 1999, the U.S.A.

PATRIOT

Act, and any regulations implementing such acts;

(ii) if the Credit Union elects to prepare any other documentation or text for use with its cardholder accounts, Credit Union shall comply with all applicable laws, rules, and regulations applicable to such documentation or text;

(iii) complying with all state and municipal laws, rules, and regulations as amended or enacted from time to time applicable to all documentation sent to the Credit Union's cardholders; and

(iv) except as provided in section 10.1 above, complying with all Federal and state laws, rules, and regulations applicable to the operation of its card program, including without limitation state and Federal usury laws, Fair Credit Reporting, Equal Credit Opportunity and Electronic Funds Transfer Acts and all rules and regulations promulgated under these laws relating to the operation of its card program, and all VISA, MasterCard and other card association rules and regulations applicable to card issuing institutions in connection with the operation of its card program.

10.3 Modifications to Card Program. Each Credit Union shall notify Certegy by certified mail if it desires to amend, subject to applicable law and regulation, any aspect of its card program which may impact Certegy's provision of the Services to that Credit Union, including, without limitation,

(i) the annual percentage rate it charges,

(ii) the percent and dollar amount of minimum payment,

(iii) its method of finance charge calculation, and/or (iv) the annual fees of that Credit Union's existing card program.


10.4 Debit Card Disclosures. Notwithstanding anything to the contrary in this section 10, each Credit Union shall be solely responsible for providing any and all required debit card disclosures and forms to its customers. Each Credit Union shall be solely responsible for compliance with all laws, rules, and regulations applicable to all aspects of the operations of its debit card programs, regardless of whether that Credit Union uses any forms or other materials supplied by Certegy.

11. Certegy Procedures. Certegy shall, from time to time, hold training sessions at its facility and such other places as it shall designate, for new Credit Union employees or Credit Union employees needing additional training. Each Credit Union shall be responsible for sending its employees to Certegy training sessions as necessary for them to be fully trained to perform their responsibilities in connection with utilization of the Services. For each area of responsibility to be performed by one or more employees of a Credit Union, that Credit Union shall send at least one employee who will be performing that responsibility to training to be trained in that responsibility. Each Credit Union shall have full responsibility for ensuring that its employees and other representatives comply with all procedures set forth in Certegy" training manual or other procedural manuals and literature provided to the Credit Union at training sessions or otherwise from time to time, including without limitation those pertaining to verification of the accuracy of account confirmation cards sent by Certegy to the Credit Union and monitoring of combined warning bulletins (collectively, the "Procedures") and shall indemnify, defend, and hold harmless Certegy, its officers and directors, and its successors and assigns from and against any and all liabilities, claims, damages, losses or expenses, including reasonable attorneys' fees (collectively "Claims") that result from, arise out of, or in connection with the failure of an employee or other representative of that Credit Union to follow the Procedures.

12. Responsibility for Counterfeit and Fraudulent Transactions. Each Credit Union assumes financial responsibility for all VISA and MasterCard debit and credit card transactions charged to its cardholder accounts, including but not limited to counterfeit transactions and fraudulent transactions, and shall indemnify and hold harmless CSCU, Certegy, their officers and directors, and their successors and assigns against any and all Claims that result from, arise out of, or in connection with such transactions, unless such Claims are caused by Certegy's negligence, willful misconduct, or failure to perform in accordance with the terms of this Agreement.

Mediation; Arbitration. 13.

13.1 The parties shall submit any dispute arising under section 1.2 to mediation as administered by, and subject to the rules of, the Computer Law Committee of The Florida Bar or such other mediation group mutually agreed to by the parties, to attempt to resolve the dispute. Each party shall be responsible for its own costs and attorneys' fees, if any, incurred during the mediation.

13.2 If mediation under section 13.1 does not result in a full settlement of the dispute, then any matter described in section 1.2 that is disputed shall be submitted to arbitration and decided in accordance with the Commercial Arbitration Rules of the American Arbitration Association, in Tampa, Florida, and the decision rendered by the arbitrators in connection with any such matter shall be binding. In connection with any arbitration pursuant to this section, the arbitrators shall have the discretion to determine whether either party is the prevailing party and to allocate all or more than half of the responsibility for the costs of the arbitration, plus responsibility for all or a portion of the prevailing party's attorneys' fees, to the non-prevailing party. If no such allocation is made, each party shall be responsible for half the costs of the arbitration and that party's entire attorneys fees.

13.3 If either party initiates an action or proceeding at law or in equity that should have been submitted for resolution under section(s) 13.1 or 13.2, then the other party shall be entitled to recover from the party who initiated that action or proceeding, its attorneys' fees and costs incurred in connection with a motion to dismiss the action or proceeding on the grounds that it should have been submitted for resolution under section(s) 13.1 or 13.2.

Termination. 14.

14.1 Events. This Agreement shall terminate on December 31, 2009, or on written notice given from one party to the other after the occurrence of any one of the following:

(i) the termination of Certegy's right or ability to perform the Services for VISA or MasterCard accounts;

(ii) the failure of CSCU to obtain and maintain those BIN's and ICA's necessary in order for the Credit Unions to use and share BIN's and ICA's maintained by CSCU;

(iii) the discontinuance by either party of its performance of this Agreement because of an order of an appropriate state or Federal court or regulatory body to so discontinue its participation;

(iv) any affirmative act of insolvency by VISA or MasterCard or upon the filing by VISA or MasterCard of any action under any reorganization, insolvency, or Moratorium law, or upon the appointment of any receiver, trustee, or conservator to take possession of the properties of VISA or MasterCard;

(v) subject to item (vi) below, the failure of either party to cure a material breach of its obligations under this Agreement within thirty (30) days following written notice of the breach from the other party; provided that if the breach cannot reasonably be cured within thirty (30) days, the non-breaching party shall not have the right to terminate this Agreement so long as the breaching party promptly commences to cure the breach within thirty (30) days following the notice of the breach and accomplishes the cure within ninety (90) days; or the failure of Certegy to cure a Material Failure in accordance with section 4.
(vi)

14.2 Cooperation Following Termination. If CSCU gives Certegy written notice of its decision to switch card processors following termination of this Agreement for any reason, Certegy shall cooperate reasonably with CSCU to effect an orderly transition of CSCU's operations to the new processor designated by CSCU. In connection with the conversion of a Credit Union to another card processor, either in connection with CSCU's decision to switch processors or otherwise, Certegy shall (i) cooperate reasonably with the Credit Union to effect an orderly conversion, which may include, but shall not necessarily be limited to, performing those tasks set forth on Exhibit "D" and (ii) at the request of the Credit Union, continue providing the Services to the Credit Union following termination of its Credit Union Service Agreement until the conversion is completed; provided that Certegy shall not be obligated to provide the Services to that Credit Union beyond six (6) months following the effective date of such termination.

14.3 Direct Processing Agreement. Following the resignation of each and every Credit Union from CSCU, either during or following the term of this Agreement, Certegy and that Credit Union shall have the right to contract with each other directly, or indirectly through another association, for processing services. Certegy shall not solicit any of the Credit Unions to resign from CSCU and enter into a direct contract with Certegy for card processing to commence prior to the termination of this Agreement or any extension or renewal of this Agreement.

15. Services Provided by CSCU. CSCU shall be responsible for and assume all liability for services it provides to the Credit Unions and which are not required to be performed by Certegy under this Agreement.

16. Notices. Except as otherwise provided in this Agreement, any notice, demand, or other communication required or desired to be given under this Agreement by Certegy or CSCU or under a Credit Union Service agreement by Certegy or the Credit Union shall be in writing and shall be deemed validly given forty-eight
(48) hours after its deposit in the first class United States mail, certified or registered, postage prepaid, return receipt requested, or if given by other means, upon receipt of delivery. A communication to Certegy or CSCU shall be addressed or delivered to the appropriate party at its address set forth below:

To Certegy: Certegy Card Services, Inc.
11601 Roosevelt Boulevard
St. Petersburg, FL 33716
Attn: President
with a copy to the Certegy law department in St. Petersburg
To CSCU: Card Services for Credit Unions, Inc.
15950 Bay Vista Drive
Suite 170
Clearwater, FL 33760
Attn: President

A communication to a Credit Union shall be addressed or delivered to the address shown on that Credit Union's Credit Union Service agreement. Either party or a Credit Union may change its address for the receipt of notices, demands, or other communications by giving notice of the change in accordance with this section.

17. Indemnification. Certegy shall indemnify, defend and hold harmless CSCU, CSCU employees, its officers and directors and its successors and assigns from and against any and all Claims that result from, arise out of, or in connection with Certegy's failure to perform in accordance with, or any breach by Certegy of, its obligations under this Agreement or any Credit Union Service Agreement, or any administrative or operating procedures or guidelines agreed to in writing by both Certegy and CSCU from time to time. Certegy and each Credit Union shall indemnify, defend and hold harmless the other party, the other party's officers and directors, and the other party's successors and assigns from and against any and all Claims that result from, arise out of, or in connection with the indemnifying party's failure to perform in accordance with, or any breach by the indemnifying party of, its obligations under this Agreement or the Credit Union Service Agreement. In addition, Credit Union shall indemnify and hold harmless Certegy, its officers, directors, successors, and assigns from and against any and all Claims resulting from, arising out of, or in connection with the performance, or nonperformance, of any vendor as contemplated by section 1.5 of this Agreement.

18. Limitations on Damages. In any action by either party against the other, by a Credit Union or Certegy against the other, or by CSCU or a Credit Union against the other, neither party shall be liable to the other for consequential, special, or exemplary damages; provided that in any action or actions by CSCU and one or more Credit Unions against Certegy arising out of the same general set of circumstances, Certegy may be liable for consequential damages not to exceed Fifty Thousand Dollars ($50,000) to CSCU or any one Credit Union and Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate.

MasterCard/Visa Requirements. 19.

19.1 Use of Trademarks.

19.1.1 Certegy shall not use any of the MasterCard trademarks and/or Visa Card Program Marks (collectively, the "Marks") on any material in connection with the Service unless CSCU and/or its member, as the case may be, are prominently identified by name and city adjacent to such Marks. All such material may not identify Certegy unless Certegy is prominently identified as an agent or representative of CSCU and/or its members, as the case may be.

19.1.2 Certegy shall have no authority to permit use of the Marks by any of Certegy's agents.

19.2 Solicitation Material. Any solicitation material used by Certegy shall disclose that the subsequent cardholder and/or merchant agreements are between CSCU's member and the individual cardholder and/or merchant.

19.3 MasterCard Member Service Provider Requirements.

19.3.1 Certegy shall fully comply with all applicable MasterCard Bylaws and Rules and any operational regulations, procedures or guidelines established from time to time by MasterCard (collectively, the "Rules");

19.3.2 Certegy has registered with MasterCard as a Member Service Provider ("MSP") and has submitted a signed MSP Agreement to MasterCard;

19.3.3 Certegy shall lindemnify and hold harmless MasterCard, CSCU and its members for any failure by Certegy to comply with the Rules, as amended from time to time;

19.3.4 Certegy shall disclose to CSCU the identity and location of all of its sales locations and any other MSP or independent party performing part or all of the Services;

19.3.5 If there is any inconsistency between any provisions of the Agreement and the Rules, the Rules in each instance shall apply.

19.3.6 The Agreement is terminable by CSCU in the event of a material breach by Certegy of a Rule applicable to the Services as provided for in section 14.1(v) of this Agreement.

19.4 Visa and MasterCard Risk Management And Reporting Requirements. Certegy shall report to Visa and MasterCard that information which Visa and MasterCard reasonably require from CSCU regarding the risk management reporting requirements of Visa and MasterCard that pertain to the individual Credit Unions. In the event that Visa and MasterCard materially modify what information they require, Certegy shall also provide that additional information; provided, however, if providing that additional information will require additional programming or otherwise cause Certegy to incur significant costs, Certegy's obligations to provide that additional information is subject to the mutual written Agreement of the parties.

20. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the Sate of Florida.

21. Attorneys' Fees. If either party institutes an action or proceeding at law or in equity, to enforce any provision of this Agreement, including an action for declaratory relief or for damages, or otherwise in connection with this Agreement, the prevailing party shall be entitled to recover from the losing party its reasonable attorneys' fees and costs in connection with the action or proceeding, including attorneys' fees and costs in appellate and bankruptcy proceedings. Similarly, the prevailing party in an action or proceeding involving Certegy and a Credit Union in connection with a credit Union Service Agreement or otherwise in connection with the Services shall be entitled to its reasonable attorneys' fees and costs.

22. Exhibits and Schedules. All Exhibits (B, B-1, B-2, C and D) and Schedules (A, B, C, E, G, J, K, and L) attached to this Agreement are incorporated into and made a part of this Agreement by this reference.

23. This Agreement. This Agreement, together with the attached Schedules and Exhibits, supercedes all prior agreements, understandings, or representations of the parties on this subject matter.

24. Severability. If there is any conflict between a provision of this Agreement and any present or future law or regulation, the provision of this Agreement that is affected shall be curtailed only to the extent necessary to bring it within the requirements of the law or regulation, and the remaining provisions shall remain in effect.

25. Non-Waiver. No waiver by a party of a breach of any provision of this Agreement or of a Credit Union Service Agreement shall constitute a waiver of any prior or subsequent breach of the same or any other provision of this Agreement or any Credit Union Service Agreement.

26. Amendments. This Agreement shall not be amended except in writing signed by both parties. The parties shall cooperate in promptly delivering a copy of any amendments to the Credit Unions. Such delivery may be accomplished by either delivering a hard copy of any amendment to the Credit Unions or providing notice of any amendment in a bulletin delivered to the affected Credit Unions and making actual copies of any amendment available in a printable format on a website that is available to affected Credit Unions and identified in the bulletin.

27. Authority. Each party to this Agreement, and each Credit Union signing a Credit Union Service Agreement, represents and warrants that it has the full right, power, legal capacity, and authority to enter into and perform its obligations under this Agreement or the Credit Union Service agreement, as the case may be, and that those obligations shall be binding without approval of any other person or entity. Each person signing this Agreement on behalf of a party and each person signing a Credit Union Service Agreement on behalf of a Credit Union represents and warrants that he has the full right, power legal capacity, and authority to sign that agreement on behalf of that party or Credit Union.

28. Quality Control Standards. In order to maintain quality service, telephone communications with each Credit Union may be monitored and/or recorded without any further notice or disclosure.

29. Certegy's systems shall remain capable of processing dates using four digit fields for the year throughout the term of this Agreement.

30. Deconversion Fees. In addition to all other amounts owed Certegy, in the event a Credit Union transfers all or a portion of its card base to another processor, to an acquirer of Credit Union's accounts or to Credit Union's internal systems for any reason whatsoever, Credit Union shall pay Certegy a Deconversion Fee equal to $1.00 per account transferred, with a minimum total charge of $5,000.00 and a maximum total charge of $50,000.00, for Certegy's performance of the services required to effectuate the transfer of the accounts from Certegy's processing platform.

31. Protection Against Employee Dishonesty. Certegy shall maintain Commercial Crime, including Employee Dishonesty, insurance coverage in the amount of at least five million dollars ($5,000,000.00) during the Term of this Agreement and during any subsequent renewal terms to protect against losses by CSCU or Credit Unions resulting from dishonesty of any Certegy Employee. Certegy shall periodically provide proof of such coverage to CSCU.

CARD SERVICES FOR

CERTEGY CARD SERVICES, INC.             CREDIT UNIONS, INC.,
a Florida corporation                   a Florida corporation


By: /s/ Lee Kennedy                     By: /s/ Patrick McGrady
    ---------------------------------       ------------------------------------
    Name Lee Kennedy                        Name Patrick McGrady
    Title Chief Executive Officer           Title Chairman

              2004 RESTATED CSCU CARD PROCESSING SERVICE AGREEMENT

                                    EXHIBIT B

                     CERTEGY CREDIT UNION SERVICE AGREEMENT

                                                                  (CERTEGY LOGO)

                     CERTEGY CREDIT UNION SERVICE AGREEMENT

     This Credit Union Service Agreement (this "Agreement") is made on ______________________________, 20___ by and between Certegy Card Services,
Inc., a Florida corporation ("Certegy"), and ___________________________________
___________________________________, a ________________________________________
("Credit Union"). This Agreement sets forth the terms pursuant to which Certegy will provide cardholder and/or merchant deposit services to Credit Union in connection with Credit Union's Visa and/or MasterCard programs, which processing services shall commence on the date mutually agreed to by the parties (the "Processing Commencement Date").

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the parties agree as follows:

     1. The Services. By this Agreement, Credit Union engages Certegy, and Certegy agrees, to provide cardholder and/or merchant deposit services to Credit Union, commencing on the Processing Commencement Date, in accordance with the terms of this Agreement and the terms of that certain Restated CSCU Card Processing Service Agreement, dated February 16, 1994, by and between Certegy and Card Services for Credit Unions, Inc. ("CSCU"), as amended from time to time. A copy of the Restated CSCU Service Agreement, as amended, is attached as Exhibit "A" (the "CSCU Service Agreement") and is incorporated into this Agreement by this reference. Credit Union acknowledges that it has read and understands the terms of the CSCU Service Agreement and both parties agree to be bound by all the terms contained in the CSCU Service Agreement as if both parties were signatories to that Agreement.

     2. Representation of CSCU Membership. Credit Union represents and warrants that it is a member of CSCU.

     3. Operating Rules and Procedures. Credit Union shall comply with and abide by those reasonable operating rules and procedures promulgated from time to time by CSCU, Certegy, and Visa and/or MasterCard.

     4. Termination. Credit Union shall have the right to terminate this Agreement [*] Certegy shall have the right to terminate this Agreement [*]

     5. Continuation Beyond Termination of CSCU Service Agreement. Following termination of the CSCU Service Agreement, each Credit Union shall have the right to continue processing with Certegy on terms essentially the same as those set forth in this Agreement; provided that the contract for continued processing shall provide for the following:

          (i) [*]

          (ii) Certegy shall assist Credit Union in obtaining an individual BIN and/or ICA as necessary; however, Credit Union shall be responsible for costs associated with obtaining any necessary BIN and/or ICA and any required card reissuance; and

          (iii) Credit Union shall be responsible for payment of Visa and MasterCard dues, fees, assessments, and other charges pertaining to Credit Union's Visa and MasterCard programs.

     6. Entire Agreement. This Agreement, together with Exhibit "A" attached, constitutes the entire understanding of the parties with respect to the subject matter of this Agreement.

     7. Amendments. This Agreement shall not be amended except in writing signed by both parties and unless CSCU shall consent in writing to such amendment; provided, however, that any amendments to the CSCU Service Agreement made in accordance with the CSCU Service Agreement shall be effective with respect to Certegy and Credit Union concurrently with the effectiveness of that amendment. Certegy and CSCU have agreed to promptly deliver to Credit Union a copy of any amendments to the CSCU Service Agreement.

     8. Notices. Any notices desired to be given in connection with this Agreement shall be given in the manner provided for in the CSCU Service Agreement.

                                                                  (CERTEGY LOGO)

     9. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

     10. Attorney's Fees. If either party institutes an action or proceeding at law or in equity to enforce any provision of this Agreement or otherwise in connection with this Agreement, the prevalling party shall be entitled to recover its reasonable attorney's fees and costs.

     11. Beneficiary. CSCU shall be a third-party beneficiary to this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

CERTEGY CARD SERVICES, INC.             ----------------------------------------
a Florida corporation
                                        ----------------------------------------


By:                                     By:
    ---------------------------------       ------------------------------------

-------------------------------------   ----------------------------------------
Name and Title                          Name and Title

11601 Roosevelt Boulevard               ----------------------------------------
St. Petersburg, FL 33716                Address
727/556-9000
                                        ----------------------------------------
("Certegy")                             City, State and Zip

                                        ----------------------------------------
                                        Area Code and Phone No.

                                                    ("Credit Union")

                                                                  (CERTEGY LOGO)

              2004 RESTATED CSCU CARD PROCESSING SERVICE AGREEMENT

                                   EXHIBIT B-1

                     CERTEGY CREDIT UNION SERVICE AGREEMENT

(CERTEGY LOGO)                            CERTEGY CREDIT UNION SERVICE AGREEMENT

     This Credit Union Service Agreement ("Agreement") is made as of (Month and
Day), 20(year) (the "Effective Date") by and between Certegy Card Services, Inc., a Florida corporation, f/k/a Equifax Card Services, Inc., ("Certegy"), and (Credit Union Name) Credit Union ("Credit Union"). This Agreement sets forth the terms pursuant to which Certegy will provide processing services to Credit Union for its Visa and/or MasterCard programs, and supercedes and replaces the prior agreements between the parties.

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the parties agree as follows:

1. Services. Credit Union engages Certegy to provide the card processing services described in Schedule(s) i.e. A, E... (the "Schedules") to the Restated CSCU Card Processing Service Agreement effective January 1, 2004 ("CSCU Agreement") by and between Certegy and Card Services for Credit Unions, Inc. ("CSCU"), as restated and amended (the "Services"). Certegy exclusively will provide the Services for all of Credit Union's (type of portfolio...credit/debit) card accounts ("Accounts") in accordance with the terms of the CSCU Agreement as modified by this Agreement. Credit Union acknowledges that it has received a copy and understands the terms of the CSCU Agreement and agrees to be bound by its terms. Capitalized terms not defined in this Agreement shall have the meaning given to them in the CSCU Agreement, if any.

2. Representation of CSCU Membership. Credit Union represents and warrants that it is a member of CSCU.

3. Operating Rules and Procedures. Credit Union shall comply with and abide by those reasonable operating rules and procedures promulgated from time to time by CSCU, Certegy, Visa and MasterCard.

4. Termination. Credit Union shall have the right to terminate this Agreement [*]. Certegy shall have the right to terminate this Agreement [*]

5. Continuation Beyond Termination of CSCU Agreement. Following termination or expiration of the CSCU Agreement or termination of Credit Union's membership in CSCU, Credit Union shall continue processing with Certegy under the terms of this Agreement and the CSCU Service Agreement. Certegy shall assist Credit Union in obtaining an individual or shared BIN and/or ICA as necessary at Credit Union's expense, and Credit Union shall be responsible for any costs or fees if cards must be reissued, and for payment of Visa and MasterCard dues, fees, assessments, and other charges pertaining to Credit Union's Visa and/or MasterCard programs.

6. Taxes. Credit Union shall be liable for all taxes, except Certegy's income taxes, that Certegy must collect or pay on products and Services provided under this Agreement.

7. Amendments. This Agreement shall only be amended by a writing signed by both parties; provided, however, that any amendments to the CSCU Agreement made in accordance with the CSCU Agreement shall be effective with respect to Certegy and Credit Union concurrently with the effectiveness of that amendment. Certegy and CSCU have agreed to promptly deliver to Credit Union a copy of any amendments to the CSCU Agreement.

8. Notices. Any notices in connection with this Agreement shall be given in the manner provided for in the CSCU Agreement.

9. Applicable Law. The laws of the State of Florida shall govern this Agreement. Venue for any action brought by a party under this agreement shall be in a court of competent jurisdiction in Pinellas County, Florida.

10. Beneficiary, CSCU shall be a third-party beneficiary to this Agreement.

11. Entire Agreement. This Agreement, together with the Schedules and the CSCU Agreement, constitutes the entire understanding of the parties with respect to this subject matter. In the event of a conflict between the provisions of this Agreement and the CSCU Agreement, the provisions of this Agreement shall govern.

12. Survival. The respective rights and obligations of the parties under this Agreement that by their nature continue beyond termination or expiration of this Agreement, including without limitation those contained in section 9 shall survive the termination or expiration of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement by their undersigned duly authorized officers.

TYPE CREDIT UNION'S NAME HERE           CERTEGY CARD SERVICES, INC.


By:                                     By:
    ---------------------------------       ------------------------------------
    Officer Signature                       Officer Signature

-------------------------------------   ----------------------------------------
Print Name and Title                    Print Name and Title

-------------------------------------   ----------------------------------------
Date                                    Date

Type Number And Street                  11601 Roosevelt Blvd
Type City/State/Zip                     St. Petersburg, Florida 33716

Type Telephone                          727-556-9000

              2004 RESTATED CSCU CARD PROCESSING SERVICE AGREEMENT

                                   EXHIBIT B-2

                     CERTEGY CREDIT UNION SERVICE AGREEMENT

(CERTEGY LOGO)                            CERTEGY CREDIT UNION SERVICE AGREEMENT

     This Credit Union Service Agreement ("Agreement") is made as of Month and day , 200 year (the "Effective Date") by and between Certegy Card Services, Inc., a Florida corporation, f/k/a Equifax Card Services, Inc., ("Certegy"), and Credit Union's Name Credit Union ("Credit Union"). This Agreement sets forth the terms pursuant to which Certegy will provide processing services to Credit Union for its Visa and/or MasterCard programs, and supercedes and replaces the prior agreements between the parties.

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the parties agree as follows:

1. Services. Credit Union engages Certegy to provide the card processing services described in Schedule(s) i.e. A, E (the "Schedules") to the Restated CSCU Card Processing Service Agreement effective January 1, 2004 ("CSCU Agreement") by and between Certegy and Card Services for Credit Unions, Inc. ("CSCU"), as restated and amended (the "Services"). Certegy exclusively will provide the Services for all of Credit Union's type of portfolio....credit/debit card accounts ("Accounts") in accordance with the terms of the CSCU Agreement as modified by this Agreement. Credit Union acknowledges that it has received a copy and understands the terms of the CSCU Agreement and agrees to be bound by its terms. Capitalized terms not defined in this Agreement shall have the meaning given to them in the CSCU Agreement, if any.

2. Representation of CSCU Membership. Credit Union represents and warrants that it is a member of CSCU.

3. Operating Rules and Procedures. Credit Union shall comply with and abide by those reasonable operating rules and procedures promulgated from time to time by CSCU, Certegy, Visa and/or MasterCard.

4. Term. This Agreement shall have an initial term of length of initial term (written out) (length of initial term (numerical)) years beginning on the Effective Date ("Initial Term"). After that Initial Term, the Agreement shall be extended automatically for successive length of extention (written out) (length of extention (numerical)) year terms ("Renewal Term(s)") (each a "Term"). [*]

5. Intentionally left blank.

6. Intentionally left blank.

7. intentionally left blank.

8. Continuation Beyond Termination of CSCU Agreement. Following termination or expiration of the CSCU Agreement or termination of Credit Union's membership in CSCU, Credit Union shall continue processing with Certegy under the terms of this Agreement and the CSCU Service Agreement. Certegy shall assist Credit Union in obtaining an individual or shared BIN and/or ICA as necessary at Credit Union's expense and Credit Union shall be responsible for any costs or fees if cards must be reissued, and for payment of Visa and MasterCard dues, fees, assessments, and other charges pertaining to Credit Union's Visa and/or MasterCard programs.

9. Compliance.

     9.1 Sample Forms. As a convenience to Credit Union, Certegy may provide samples of applicable terms and conditions of card issuance and use, required Federal Truth-In-Lending disclosures, Regulation E and Z billing error resolution, disclosures, and other items (collectively, "Sample Forms"). SUCH SAMPLE FORMS ARE PROVIDED WITH NO EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER, INCLUDING THEIR COMPLIANCE WITH APPLICABLE LAW OR THEIR APPROPRIATENESS FOR USE BY CREDIT UNION. Credit Union shall be responsible to approve all Sample

Forms for its own use. All other disclosures and forms, including card application forms and notices of credit card approval and denial, shall be prepared by and be the full responsibility of Credit Union. Credit Union's license to use the Sample Forms terminates upon termination of the Agreement.

     9.2 Credit Union's Responsibilities. Credit Union shall be solely responsible for compliance with all laws, rules, fees and regulations applicable to all aspects of the operations of its VISA and/or MasterCard programs, including all VISA and MasterCard rules, fees and regulations, usury laws, the Truth-In-Lending Act, Fair Credit Reporting Act, Equal Credit Opportunity Act, Electronic Funds Transfer Act, all rules and regulations promulgated under such Acts, and all state laws and regulations. Credit Union acknowledges that it possesses a copy of the VISA and MasterCard bylaws, rules, and regulations or it knows that it may receive a copy of each by requesting them in writing from VISA and MasterCard or Certegy and paying the applicable fees.

     9.3 Certegy's Responsibilities. Certegy shall provide its Services in compliance with all VISA and MasterCard rules and all laws and regulations applicable to it as a third-party processor.

10. Indemnification.

     10.1 Credit Union shall indemnify, defend and hold harmless Certegy and its directors, officers, employees, and agents from and against all suits, claims, demands, actions and causes of action brought by third parties as well as all resulting costs, attorneys' fees, damages, expenses, compensation, penalties, and liabilities and obligations of any kind (collectively, "Claims") arising out of or incurred in connection with: [*]

     10.2 Certegy shall indemnify, defend and hold harmless Credit Union and its directors, officers, employees, and agents from and against all Claims arising out of: [*]

     10.3 The obligation to provide indemnification under this section is contingent upon: (i) the indemnified party promptly notifying the indemnifying party in writing of any Claim; (ii) the indemnifying party having sole control over the defense and settlement of the Claim; (iii) the indemnified party reasonably cooperating during defense and settlement efforts; and (iv) the Claim not arising, in whole or in part, out of the actions or omissions of the indemnified party.

11. Confidentiality.

     11.1 Confidential Information Defined. All of a party's business and customer information, whether in the form of reports, plans, customer lists, data, documents, drawings, writings, samples, know-how, marketing strategies, business operations and business systems, or other proprietary material, shall be considered "Confidential Information." In addition, the Schedules shall be Certegy's Confidential Information. Non-public financial information that is personally identifiable to a customer or member of Credit Union (referenced in the Gramm-Leach-Bliley Act of 1999 as "Non-public Personal Information" or "NPI") shall be treated as Confidential Information whether it is received directly from Credit Union, through VISA or MasterCard or from another third party. For purposes of this section, Confidential Information shall not include information that becomes available to the public through no wrongful action of the receiving party, is already in the possession of the receiving party and not subject to an existing agreement of confidentiality between the parties, is received from a third party without restriction and without breach of this Agreement, is independently developed by the receiving party, or is disclosed pursuant to a requirement or request from a government agency.

     11.2 Protecting Confidential Information. The parties shall not use or disclose Confidential Information other than as required to perform their obligations under this Agreement. Each party shall use the same degree of care to protect the other party's Confidential Information as it uses to safeguard its own, and shall establish procedural, physical and electronic safeguards to prevent the compromise or unauthorized disclosure of Confidential Information. Each party shall restrict access to Confidential Information to those employees and persons in the receiving party's organization with a need to know such Confidential Information in order to perform their obligations under this Agreement. Such employees and persons shall be under the same obligations as the parties regarding such Confidential Information. To the extent Certegy retains third party vendors to assist it in performing its duties under this Agreement, it shall first require such vendor similarly to protect and restrict the use of Confidential Information. Notwithstanding the foregoing, the parties shall be free to disclose the tax treatment or tax structure of any transaction under this Agreement. Confidential Information shall remain the property of the party from or through whom it was provided. The obligations of the parties hereunder shall survive the termination of this Agreement.

12. Annual Financial Review. Each year at Credit Union's written request Certegy shall provide to Credit Union a copy of the most recent annual report of its publicly held parent corporation and a copy of the most recent third party auditors' review and report on the design and compliance test of Certegy's card processing system (SAS 70).

13. Inspections and Audits.

     13.1 Inspection by Credit Union. On reasonable notice and on presentation of written authorization from Credit Union, Credit Union's representatives shall have the right, during normal business hours and at Credit Union's expense, to inspect and audit information and records in Certegy's possession pertaining to this Agreement; provided that: (i) any such notice shall specify the scope of the inspection or audit; and (ii) Certegy shall have the right to receive and comment on any report prepared by any external representative engaged by Credit Union in connection with any such inspection or audit prior to its dissemination to Credit Union or any other parties.

     13.2. Government Inspection. Certegy shall permit those governmental agencies that regulate and examine Credit Union to examine Certegy and its books and records to the same extent as if the Services were being performed by Credit Union on its own premises.

14. Early Termination [*]

     14.1 Early Termination by Certegy. Certegy may terminate this Agreement by providing written notice ("Certegy Termination Notice") after the occurrence of any one of the events listed below:

     [*]

[*]

     14.2 Early Termination by Credit Union. Credit Union may terminate this Agreement by providing written notice ("Credit Union Termination Notice") after the occurrence of any one of the events listed below:

[*]

     14.3 [*]

          (i) a termination of this Agreement upon a Certegy Termination Notice following an event specified in section 14.1(i), (ii), (iii), (iv), (v) or
(vii); or

          (ii) a Credit Union Termination Notice for any reason whatsoever, other than (a) [*] or (b) following an event specified in section 14.2 of this Agreement.

          [*]

          [*]

15. Taxes. Credit Union shall be liable for all taxes, except Certegy's income taxes that Certegy must collect or pay on products and Services provided under this Agreement.

16. Amendments. This Agreement shall only be amended by a writing signed by both parties; provided, however, that any amendments to the CSCU Agreement made in accordance with the CSCU Agreement shall be effective with respect to Certegy and Credit Union concurrently with the effectiveness of that amendment. Certegy and CSCU have agreed to promptly deliver to Credit Union a copy of any amendments to the CSCU Agreement.

17. Notices. Any notices in connection with this Agreement shall be given in the manner provided for in the CSCU Agreement.

18. Applicable Law. The laws of the State of Florida shall govern this Agreement. Venue for any action brought by a party under this agreement shall be in a court of competent jurisdiction in Pinellas County, Florida.

19. Beneficiary. CSCU shall be a third-party beneficiary to this Agreement.

20. Entire Agreement. This Agreement, together with the Schedules and the CSCU Agreement constitutes the entire understanding of the parties with respect to this subject matter. In the event of a conflict between the provisions of this Agreement and the CSCU Agreement, the provisions of this Agreement shall govern.

21. Survival. The respective rights and obligations of the parties under this Agreement that by their nature continue beyond termination or expiration of this Agreement, including without limitation those contained in sections 10, 11, 14.3 and 18, shall survive the termination or expiration of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement by their undersigned duly authorized officers.

TYPE CREDIT UNION'S NAME HERE           CERTEGY CARD SERVICES, INC.


By:                                     BY:
   ----------------------------------      -------------------------------------
   Officer Signature                       Officer Signature

-------------------------------------   ----------------------------------------
Print Name and Title                    Print Name and Title

-------------------------------------   ----------------------------------------
Date                                    Date

Type Number And Street                  11601 Roosevelt Boulevard
Type City/State/Zip                     St. Petersburg, Florida 33716

Type Telephone                          727-556-9000

                                   EXHIBIT "C"

                                       TO

              2004 RESTATED CSCU CARD PROCESSING SERVICE AGREEMENT

                            QUALITY CONTROL STANDARDS

                                     CERTEGY
                                  DECEMBER 2003

                                 (CERTEGY LOGO)

                           Certegy Card Services, Inc.
                      Card Services For Credit Unions, Inc
              2004 Restated CSCU Card Processing Service Agreement
                                   Exhibit "C"
                            Quality Control Standards
                             Effective March 1, 2004

SERVICE AREA                                                             CSP # 1

Customer Service Phone

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Service Level Index                                             [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                             CSP # 2

Customer Service Phone

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Cardholder Satisfaction                                         [*]        [*]

DEFINITION

[*] This standard applies solely to Certegy's Telephone Customer Service Department. Certegy shall perform monthly surveys, using the appropriate sample size to be statistically valid. The satisfaction ratings shall be indexed to a 100 point scale, in which 100 is the highest rating on the scale. This standard shall be based on a three months rolling average of monthly indexes. [*]

SERVICE AREA                                                             CSP # 3

Customer Service Phone

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Card Activation System Availability                             [*]        [*]

DEFINITION

[*] This standard covers both credit and debit card activation.

SERVICE AREA                                                             CSP # 4

Customer Service Phone

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
VRU System Availability                                         [*]        [*]

DEFINITION

[*]

SERVICE AREA
                                                                         CSP # 5
Customer Service Phone

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Scorecard Fulfillment                                           [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                             L/S # 1

Lost Stolen

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Service Level Index                                             [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                             L/S # 2

Lost Stolen

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Post Stolen Notification                                        [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                             CSW # 1

Customer Service Written

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Phone Inquiry Response                                          [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                             CSW # 2

Customer Service Written

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Institution / Cardholder Notification                           [*]        [*]

DEFINITION

Incoming items are date stamped and tracked from date received. [*]

SERVICE AREA                                                             CSW # 3

Customer Service Written

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Dispute Accuracy Rate                                           [*]        [*]

DEFINITION

Resolved files are selected daily at random from a rep by an internal Auditor. The Auditor validates the processing of the file and documents the number of errors.

Calculation:

Total achieved points divided by the total possible points = overall percentage accurate

SERVICE AREA                                                             FRD # 1

Fraud

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Fraud files Closed [*]                                          [*]        [*]

DEFINITION

[*] This calculation will reflect the true age of the case and it's transactions, not based on the last monetary adjustment of a single transaction.

SERVICE AREA                                                             MER # 1

Merchant

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Calls Not Experiencing Busy                                     [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                           CISSU # 1

Card Issuance

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
New Accounts Timeliness I                                       [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                           CISSU # 2

Card Issuance

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
New Accounts Timeliness II                                      [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                           CISSU # 3

Card Issuance

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Reissue Mailing and File Processing                             [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                           CISSU # 4

Card Issuance

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Reissue Cards Mailed [*]                                        [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                           PMAIL # 1

Production Mail

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Statement Mailing                                               [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                           PMAIL # 2

Production Mail

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Accuracy Rate -- Statements Mailed                              [*]        [*]

DEFINITION

Based on the number of cardholder statements mailed, [*]

SERVICE AREA                                                             PMT # 1

Payment Processing

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Processing of Payments Same Day                                 [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                             PMT # 2

Payment Processing

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Processing of Payments Next Day                                 [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                             PMT # 3

Payment Processing

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Accuracy Rate -- Payments                                        [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                             PMT # 4

Payment Processing

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Exceptions Processed [*]                                        [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                             PMT # 5

Payment Processing

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Exceptions Processed [*]                                        [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                             D/E # 1

Data Entry

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Timeliness of Monetary Processing                               [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                             D/E # 2

Data Entry

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Accuracy Rate of Monetary Processing                            [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                            ERPT # 1

E-Reports

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Daily Reports                                                   [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                            ERPT # 2

E-Reports

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Executive Reports                                               [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                             DST # 1

Distribution

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Monthly Archived Reports                                        [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                             CDS # 1

Card Source

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
CCS Responds To Institutions [*]                                [*]        [*]

DEFINITION

Certegy will respond to Credit Union [*]

SERVICE AREA                                                             REL # 1

Relations

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Incoming Calls Returned [*]                                     [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                             REL # 2

Relations

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Incoming Calls Returned [*]                                     [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                             REL # 3

Relations

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Research Inquiry Resolved [*]                                   [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                             REL # 4

Relations

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Research Inquiry Resolved [*]                                   [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                             REL # 5

Relations

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Client Satisfaction                                             [*]        [*]

DEFINITION

[*] This standard applies solely to Certegy's Credit Union Relations Department
- Credit. Certegy shall perform monthly surveys, using the appropriate sample size to be statistically valid. The satisfaction ratings shall be indexed to a 100 point scale, in which 100 is the highest rating on the scale. This standard shall be based on a three months rolling average of monthly indexes. [*]

SERVICE AREA                                                           DEBIT # 1

Debit Relations

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Client Satisfaction                                             [*]        [*]

DEFINITION

[*] This standard applies solely to Certegy's Credit Union Relations Departmet - Debit. Certegy shall perform monthly surveys, using the appropriate sample size to be statistically valid. The satisfaction ratings shall be indexed to a 100 point scale, in which 100 is the highest rating on the scale. This standard shall be based on a three months rolling average of monthly indexes. [*]

SERVICE AREA                                                            CERT # 1

Certegy Overall

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Client Satisfaction                                             [*]        [*]

DEFINITION

[*] This standard applies solely to Certegy's Credit & Debit overall satisfaction rating. Certegy shall perform monthly surveys, using the appropriate sample size to be statistically valid. The satisfaction ratings shall be indexed to a 100 point scale, in which 100 is the highest rating on the scale. This standard shall be based on a three months rolling average of monthly indexes. [*]

SERVICE AREA                                                           SYSAD # 1

System Administration

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Timeliness - Parameter File CHGS                                [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                           SYSAD # 2

System Administration

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Accuracy Rate - Parameter File CHGS                             [*]        [*]

DEFINITION

System Administration will track the number of Parameter File Change errors on a monthly basis. An error is defined as correct information provided by the institution and implemented incorrectly by Certegy. A parameter file change is defined as any record change to a plan. The standard will be calculated by converting the total number of errors / total number of parameter changes to a percentage.

SERVICE AREA                                                            TECH # 1

Technology

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Credit Card Authorization System                                [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                            TECH # 2

Technology

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Pass Thru Authorization System                                  [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                            TECH # 3

Technology

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Debit Central Transaction Files                                 [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                            TECH # 4

Technology

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
TBS Online System Availability                                  [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                            TECH # 5

Technology

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Collection Online System Availability                           [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                            TECH # 6

Technology

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
CardSource Transmission Outbound Availability                   [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                            TECH # 7

Technology

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
CardSource Transmissions Inbound Availability                   [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                            TECH # 8

Technology

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
ScoreCard Website Availability                                  [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                            TECH # 9

Technology

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
ezCardinfo Website Availability                                 [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                           TECH # 10

Technology

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
nyccinfo Website Availability                                   [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                           TECH # 11

Technology

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
EFD Switch Availability                                         [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                           TECH # 12

Technology

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Verified by Visa Website Availability                           [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                           TECH # 13

Technology

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Payment Files Processed                                         [*]        [*]

DEFINITION

[*]

                           CERTEGY CARD SERVICES, INC.

                      CARD SERVICES FOR CREDIT UNIONS, INC.

                                    EXHIBIT D

                                CONVERSION ITEMS

                                                                  (CERTEGY LOGO)

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                    EXHIBIT D
                                CONVERSION ITEMS

                                CONVERSION ITEMS

     The timing and method of handling the following items would be mutually agreed on in a pre-conversion meeting:

     - Provide the Credit Union(s) a Customer Service contact and a Security contact

     - Provide a referral phone number to the Credit Union's(s') cardholders for post-conversion

     - Discontinue processing customer inquiries, retrievals, misapplied payments, and chargebacks

     - Send open files and new inquiries to address provided by CSCU or Credit Union(s)

     - Once the conversion is complete, continue to handle misapplied payments research only, for errors in processing caused at Certegy

     -    Maintain statused accounts as necessary in the CWB after conversion

     -    Status accounts through the weekend of conversion if necessary

     - Credit Union to provide copy of BIN/ICA Switch confirmations to Certegy

     -    Determine method for providing residual activity information

     - Determine if CSCU or the Credit Union(s) will supply remittance envelopes to be stuffed in final statements

     -    Determine the last day new accounts will be added

     -    Determine the last day file maintenance will be done

     -    Post conversion items will continue to settle in the normal process

     -    Determine where the post conversion reports should be sent

     -    Determine last day authorizations will be given

     -    Determine what tapes will be generated for the conversion date

     -    Make arrangements for the delivery of conversion tapes

     - Provide Certegy phone number to call in case of any problems the weekend of conversion

     -    Attempt to answer all post-conversion questions

Exhibit D

                           CERTEGY CARD SERVICES, INC.

                      CARD SERVICES FOR CREDIT UNIONS, INC.

                                   SCHEDULE A

                   FULL SERVICE CREDIT CARD SERVICES AND FEES

                             EFFECTIVE MARCH 1, 2004

                                                                  (CERTEGY LOGO)

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE A
                   FULL SERVICE CREDIT CARD SERVICES AND FEES
                             EFFECTIVE MARCH 1, 2004

          The Following Fees Apply To Each Credit Union Separately (i.e., Not Cumulative).

FEES SETTLED DAILY.

1.   ASSOCIATION.

     CERTEGY SETTLEMENT FEE. Credit Union shall pay to Certegy the following fees, which shall be referred to as a "Certegy Settlement Fee" unless Credit Union performs its own customer service as a self-administered function, in which event the Certegy Settlement Fee shall not apply. The Certegy Settlement Fee will apply to each incoming and local to local sales purchase, return and cash advance and is based on Credit Union's account base as follows:

     [*]

* Fee adjustments for account base levels will be made monthly to be effective the beginning of the second month following the month being evaluated. For example, fees that correspond to the actual account base numbers for January will go into effect on March 1.

2.   CREDIT UNION.

     2.1  TRANSACTION POSTING FEE FOR "FULL SERVICE" CREDIT UNIONS.

          Includes charges applicable to sales purchases, returns and cash advances of "Full Service" Credit Unions, as well as any lockbox payments processed by Certegy. A "Full Service" credit union is defined as one in which the customer service function is performed by Certegy.

          [*]

* Fee adjustments for account base levels will be made monthly to be effective the beginning of the second month following the month being evaluated. For example, fees that correspond to the actual account base numbers for January will go into effect on March 1.



Schedule A                                                          Page 1 of 10

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE A
                   FULL SERVICE CREDIT CARD SERVICES AND FEES
                             EFFECTIVE MARCH 1, 2004

     2.2. ANNUAL, LATE AND OVERLIMIT FEES, MEMBER PAY INSURANCE AND MEMBER   [*]
          PAY CARD ENHANCEMENTS.

     2.3. PAYMENT RECEIPT - CERTEGY PERFORMS.

          Certegy performs customer service.

          a.   ACH - per payment posted                                      [*]

          b.   Remote Entry - per payment entered                            [*]

MONTHLY FEES.

3.   PLASTICS. (excluding postage/delivery)

     3.1. EMBOSSING. Fee per card, includes:                                 [*]

          a.   Embossing and encoding of plastic

          b.   Card Carrier

          c.   Envelope

          d.   Inserting

*    Plus cost of plastic

     3.2. PIN GENERATION-REGULAR (EXCLUDING POSTAGE/DELIVERY).               [*]

          Includes:                                                          [*]

          a.   Generation of Personal Identification Number ("PIN")

          b.   PIN Mailer

     3.3. IVR PIN CUSTOMIZATION.

          Includes: IVR call                                                 [*]

     3.4. RETURNED PLASTICS (EXCLUDING POSTAGE/DELIVERY).                    [*]

          Includes:

          a.   Handling of return mail

          b. Sending mailer, plastic and returned envelope to Credit Union via certified mail.

     3.5. SPECIAL REQUESTS (EXCLUDING POSTAGE/DELIVERY).                     [*]

          Includes:

          a.   All items listed under "Embossing"

          b.   Receipt and handling of request

          c. Walk through of plastic to insure 24 hour turnaround on normal business days.



Schedule A                                                          Page 2 of 10

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE A
                   FULL SERVICE CREDIT CARD SERVICES AND FEES
                             EFFECTIVE MARCH 1, 2004

     3.6. CARD ACTIVATION (OPTIONAL SERVICE). The following fee schedule will apply per credit card account issued, reissued or converted to Certegy, whether the card is activated, activation is declined or no activation attempt is made at all:

          [*]

4.   MASTERFILE MAINTENANCE

     4.1. NEW ACCOUNTS. Per new account fee, includes:

          a.   Off-Line                                                      [*]

               (i)  Data capture of all new account information from new
                    account form                                             [*]

               (ii) Visual verification of all data entered to insure
                    accuracy                                                 [*]

          b.   On-Line - Data capture of all new account information         [*]

          c.   CardSource(TM) (not applicable for Self-Administered Credit
               Unions)                                                       [*]

          Includes: Data capture and down-loading of all new accounts to
          permanent file.                                                    [*]

     4.2. FILE CHANGES. Per occurrence fee includes:

          a.   Off-Line                                                      [*]

               (i)  Data capture of all changes to the cardholder accounts
                    from master file change forms                            [*]

               (ii) Visual verification to insure accuracy                   [*]

          b.   On-Line - Data capture of all changes to the cardholder
               accounts                                                      [*]

          c.   CardSource(TM) (not applicable for Self-Administered
               Functions)                                                    [*]

          Includes: Data capture and down-loading of all file changes to
          permanent file.                                                    [*]

     4.3. RECORD RETENTION.

          No originals of credit card paper shall be retained by Certegy. Computer storage during all or any portion of a month of each credit card account issued by Credit Union (including charged-off accounts) that appears on Credit Union's master file maintained by Certegy as well as capturing all transactions and reports by either imaging, microfilm or microfiche as determined by Certegy in its sole discretion and retaining for the time period that is required by Visa and MasterCard.

5.   CUSTOMER SERVICE.                                                       [*]

     5.1. TOLL-FREE CUSTOMER SERVICE ACCESS.

          Provides for printing of toll-free number on Credit Union's billing statement and access to Customer Service via that toll-free number. This fee applies to all accounts on file.


Schedule A                                                          Page 3 of 10

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE A
                   FULL SERVICE CREDIT CARD SERVICES AND FEES
                             EFFECTIVE MARCH 1, 2004

     5.2  HIGH-VOLUME CARD CUSTOMER SERVICE FEE. This fee will apply to after hours customer service for any program targeted to a customer segment that generates a high volume of customer service calls (i.e. secured cards, sub-prime or any high fee/low credit
          line program).                                                     [*]

     5.3  PREMIUM CUSTOMER SERVICE.

          [*]

     5.4  VIP CUSTOMER SERVICE.

          Includes: All services in Premium Customer Service; PIN and additional plastics requests; customer fee reversal; account closure; authorization deletes; 60 second ASA; daily Credit Union contact; designated point-of-contact for written customer service; overnight mail; weekly report; monthly service review, and tiered pricing driven by size of account base. Requires separate agreement.

     5.5  SPECIAL CHANGES. (Those taken by phone requiring immediate         [*]
          attention) Includes:

          a.   All items under "file changes"

          b.   "Walk through" of change to insure immediate input

          c.   Temporary credit increases                                    [*]

6.   COMPUTER PRINTOUTS.                                                     [*]

     6.1. NOTICES. Includes:

          a.   Printing of Notice                                            [*]

          b.   All forms                                                     [*]

          c.   Post Mailers                                                  [*]

          d.   On Request Letters                                            [*]

     6.2. REPORTS. (Paper) Includes:

          a.   Cardholder journal

          b.   Cardholder posting journal

          c.   Cardholder posting summary

*    per Credit Union

7.   CREDIT CARD AUTHORIZATION FEE. Fee applies to each Authorization Request

     [*]

8.   LOST/STOLEN CARD STATUSING. Includes: Certegy taking call and statusing
     account                                                                 [*]



Schedule A                                                          Page 4 of 10

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE A
                   FULL SERVICE CREDIT CARD SERVICES AND FEES
                             EFFECTIVE MARCH 1, 2004

9.   CARDSOURCE(TM) MAINTENANCE FEE.                                         [*]
     (not applicable for Self-Administered Credit Unions) Includes:

     a.   On-going software maintenance

     b.   New software releases

     c.   Daily customer support

10.  PREMIER STATEMENT PREPARATION. Includes:

     a.   Preparation of cardholder statements monthly

     b.   All forms and envelopes for statements

     c.   Inserting and handling of statements

          [*]

     d.   Customization fee (including addition of logos)                    [*]

11. SPECIAL INSERTS FOR STATEMENTS. Fee is per insert and includes physical [*] stuffing of promotional pieces with the monthly statement.

12.  MESSAGES FOR STATEMENTS. Includes automatic messages for all Credit     [*]
     Unions as well as customized messages.

13. EXTENDED ON-LINE STATEMENT HISTORY. Provides on-line statement history viewing. Fee is per account per month.

     [*]

14.  ON-LINE COLLECTION SYSTEM.

     14.1 MONTHLY SERVICE CHARGE. Provides Interface with Collection         [*]
          Management System

     14.2 RECORD RETENTION. Fee is per account per month on the Collection   [*]
          Management System (Credit Union Parameter Driven)


Schedule A                                                          Page 5 of 10

                         CERTEGY CARD SERVICES, INC.
                    CARD SERVICES FOR CREDIT UNIONS, INC.
                                 SCHEDULE A
                 FULL SERVICE CREDIT CARD SERVICES AND FEES
                           EFFECTIVE MARCH 1, 2004

     14.3 PER ACCOUNT ACCESS FEE. Per inquiry into the On-Line Collection    [*]
          System

     14.4 ON-LINE COLLECTION SYSTEM LETTERS. Fee is per letter, excluding    [*]
          postage/delivery, and includes:

          a.   Standard Letter Services

          b.   Custom Letter Services

          c.   Printing of Letters

          d.   All Forms

15.  VERIFIED BY VISA AND/OR MASTERCARD SECURECODE.

     Includes hosting of enrollment and authentication services, and front line customer service

     a.   Visa issuer credit program monthly per bank fee                    [*]

     b.   MasterCard issuer credit program fee                               [*]

     c.   Enrolled account hosting and maintenance (per account per month)

          [*]

     d.   Authentication request (per request)                               [*]

16. READI REVIEW. (Optional Service) Separate Agreement Required Readi--Review(SM) Plus enables the Financial Institution to manage credit risk and opportunity within the card portfolio by assigning a Beacon Risk Score and a Credit Grade score to existing card accounts. This information helps Financial Institution evaluate and predict future credit performance and predict the likelihood of bankruptcy, charge-off, loan default or serious delinquency. Readi--Review(SM) Plus is available in two options. The Full Portfolio Review analyzes all accounts to determine which accounts meet requirements for additional products, services or credit line changes. The Reissue Review works with other pre-determined reissue criteria to provide a complete picture before the plastic is reissued. Either option -- Full or Reissue -- provides critical information to manage opportunities and risks within a portfolio.

17.  E-REPORTS.

     [*]

18.  CREDIT BUREAU REPORTING. Includes creating tape and forwarding to the   [*]
     Credit Bureaus designated by Credit Union.

*    Per month per Credit Bureau per prefix.



Schedule A                                                          Page 6 of 10

                         CERTEGY CARD SERVICES, INC.
                    CARD SERVICES FOR CREDIT UNIONS, INC.
                                 SCHEDULE A
                 FULL SERVICE CREDIT CARD SERVICES AND FEES
                           EFFECTIVE MARCH 1, 2004

19.  [*]

SPECIAL.

20.  CardSource(R) SET-UP/LICENSING FEE. Includes:                           [*]

     a.   Licensing of Certegy proprietary software

     b.   Initial site create

21.  [*]

22.  ONE-TIME ON-LINE TERMINAL AND COMMUNICATIONS SET UP FEE.                [*]
     (at Credit Union's request)

* Plus out-of-pocket expenses (airfare, accommodations, meals, etc.) to be absorbed by Credit Union.

     ON-SITE TRAINING FOR CUSTOMER SERVICE. (at Credit Union's request)      [*]

* Fee plus out-of-pocket expenses (airfare, accommodations, meals, etc. to be absorbed by Credit Union.)

24.  AUDIT CONFIRMATIONS. (excluding postage) Includes:

     a.   Preparing and mailing audit confirmations upon written request     [*]

     b.   Per account confirmation                                           [*]

*    Per Credit Union per audit request

25.  STANDARD TAPE.                                                          [*]

26.  NAME/ADDRESS LABELS.                                                    [*]

27.  AD HOC REPORTING.                                                       [*]

28.  OTHER SPECIAL SERVICES.                                                 [*]


Schedule A                                                          Page 7 of 10

                         CERTEGY CARD SERVICES, INC.
                    CARD SERVICES FOR CREDIT UNIONS, INC.
                                 SCHEDULE A
                 FULL SERVICE CREDIT CARD SERVICES AND FEES
                           EFFECTIVE MARCH 1, 2004

PASS THROUGH FEES. (Note: Pass through fee items are not included in monthly minimum totals.) All fees and fee increases incurred by Certegy for the items listed below, as may be amended from time to time, shall be passed on to Credit Union.

29.  COMPUTER REPORTS -- MICROFICHE*. Includes:

     a.   Cardholder Package, including cardholder settlement and            [*]
          statistical data as well as statement information

     b.   Business Card Package                                              [*]

*    Per month per Credit Union BIN/ICA, additional copies at $0.25 each

30.  COURIER. Includes:

     All cost of courier for delivery of media or reports to and from Credit
     Union.                                                                  [*]

     If U.S. Mail is used, all postage costs are borne by Credit Union.

31.  POSTAGE. Includes all first class postage associated with mailing of    [*]
     plastics, statements, notices or other mailings requested by Credit
     Union.

32.  POSTAGE PRE-SORT REBATE. (qualifying items)                             [*]

     This is a rebate to Credit Union for current first class mail rate for qualifying statements, as identified by Certegy.

33.  ELECTRONIC WARNING BULLETIN LISTINGS. Includes:                         [*]

     a.   Visa/MasterCard charge for listing on the Electronic Warning
          Bulletin.

     b. Charges for listing in the printed warning bulletin for regions outside the U.S.

34. "CALL ME" TRANSACTIONS. Includes the additional authorization referral [*] calls on questionable sales as requested by non-Certegy card issuers for which a fee is paid by the non-Certegy card issuer.

35. OTHER MASTERCARD AND VISA FEES, ASSESSMENTS AND OTHER SERVICES. Credit [*] Union shall be responsible for all MasterCard and VISA fees, dues and assessments related to the cardholder services provided to the card issuing members (e.g., "Please Call Fees").

36.  CARDSOURCE(R) MONTHLY TELEPHONE COSTS. Includes receiving and transmitting
     data.                                                                   [*]

37.  ULTRAGRAPHICS LOGO SETUP FEE FOR PLASTIC EMBOSSING.                     [*]

     a.   Camera Ready Artwork                                               [*]

     b.   Non-camera ready artwork                                           [*]

38.  RETRIEVALS FROM MASTERCARD OR VISA OR LOCAL TO LOCAL.

     Both MasterCard and VISA rules require the processor to provide copies of original and microfilm transactions. Certegy's fees for performing those tasks will be in conformance with its published schedule, which is currently,

                  Standard          Electronic/
                  Original   Copy   Facsimile
                  --------   ----   -----------
VISA                [*]       [*]       [*]
Mastercard


Schedule A                                                          Page 8 of 10

                         CERTEGY CARD SERVICES, INC.
                    CARD SERVICES FOR CREDIT UNIONS, INC.
                                 SCHEDULE A
                 FULL SERVICE CREDIT CARD SERVICES AND FEES
                           EFFECTIVE MARCH 1, 2004

OPTIONAL SERVICES

39.  CARDSOURCE(R) COLLECTIONS MODULE.

     a.   One time set-up fee                                                [*]

     b.   Monthly maintenance fee                                            [*]

40.  SPECIAL PROGRAMMING (PER HOUR RATE).                                    [*]

41.  eZCardInfo.com.

     eZCardInfo is a service that provides cardholders access to their credit card information via the Internet. Cardholder functionality includes the ability to view account balance, transaction and historical statement information and to pay their monthly credit card invoice on-line

     [*]

     [*]


Schedule A                                                          Page 9 of 10

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE A
                   FULL SERVICE CREDIT CARD SERVICES AND FEES
                             EFFECTIVE MARCH 1, 2004

42.  MANUALS/ CD - ROM.                                                      [*]

43.  INTERFACE TO THIRD PARTY PROCESSORS

     Providing a daily transmission of cardholder data to the institution or the institution's authorized processor.

     43.1 SIGN-UP FEE.

          a.   Direct Connection to Certegy                                  [*]

          b.   Connection through processor                                  [*]

     43.2 MONTHLY MAINTENANCE FEE.

          a.   Direct Connection to Certegy                                  [*]

          b.   Connection through processor                                  [*]

     43.3 TRANSACTION FEE.

          Assessed on each posted transaction

          [*]

44.  FRAME RELAY                                                             [*]

45.  NEURAL NETWORKS                                                         [*]

     a.   Falcon

     b.   CRIS


Schedule A                                                         Page 10 of 10

                           CERTEGY CARD SERVICES, INC.

                      CARD SERVICES FOR CREDIT UNIONS, INC.

                                   SCHEDULE B

                   SELF-ADMINISTERED CREDIT CARD PROGRAM FEES

                             EFFECTIVE MARCH 1, 2004

                                                                  (CERTEGY LOGO)

                          CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE B
                   SELF-ADMINISTERED CREDIT CARD PROGRAM FEES
                             EFFECTIVE MARCH 1, 2004

            THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY
                            (I.E., NOT CUMULATIVE).

1.   FEES SETTLED DAILY.

     1.1  ANNUAL. LATE AND OVERLIMIT FEES. MEMBER PAY INSURANCE AND MEMBER
          PAY CARD ENHANCEMENTS.                                             [*]

     1.2  PAYMENT RECEIPT - CERTEGY PERFORMS. Certegy performs customer service.

          a.   ACH                                                           [*]

          b.   Remote Entry                                                  [*]

2.   SELF-ADMINISTERED FEES.

     2.1 TRANSACTION POSTING FEE - "SELF-ADMINISTERED" CREDIT UNIONS. Includes charge applicable to sales purchases, returns and cash advances for "Self-Administered" Credit Unions (i.e., Credit Unions which perform certain credit card processing services themselves, such as Customer Service, as designated by Certegy.)

          [*]

* Fee adjustments for account base levels will be made monthly to be effective the beginning of the second month following the month being evaluated. For example, fees that correspond to the actual account base numbers for January will go into effect on March 1.

     2.2 PAYMENTS. Self-Administered Credit Union receives and enters payments.

          Certegy posts those payments to a cardholder account.              [*]

     2.3  LOCKBOX PAYMENTS. Certegy processes lockbox payments.

          [*]

* Fee adjustments for account base levels will be made monthly to be effective the beginning of the second month following the month being evaluated. For example, fees that correspond to the actual account base numbers for January will go into effect on March 1.


Schedule B                                                          Page 1 of 10

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE B
                   SELF-ADMINISTERED CREDIT CARD PROGRAM FEES
                            EFFECTIVE MARCH 1, 2004

            THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY
                            (I.E., NOT CUMULATIVE).

MONTHLY FEES

3.   PLASTICS. (excluding postage/delivery)

     3.1  EMBOSSING. Includes:                                               [*]

          a.   Embossing and encoding of plastic

          b.   Card Carrier

          c.   Envelope

          d.   Inserting

*    Plus cost of plastic

     3.2  PIN GENERATION-REGULAR (EXCLUDING POSTAGE/DELIVERY). Includes:     [*]

          a.   Generation of Personal Identification Number ("PIN")

          b.   PIN Mailer

     3.3  IVR PIN CUSTOMIZATION.

          Includes IVR call                                                  [*]


     3.4  RETURNED PLASTICS (EXCLUDING POSTAGE/DELIVERY). Includes:          [*]

          a.   Handling of return mail

          b. Sending mailer, plastic and returned envelope to Credit Union via certified mail.

     3.5  SPECIAL REQUESTS (EXCLUDING POSTAGE/DELIVERY). Includes:           [*]

          a.   All items listed under "Embossing"

          b.   Receipt and handling of request

          c. Walk through of plastic to insure 24 hour turnaround on normal business days.

     3.6 CARD ACTIVATION (OPTIONAL SERVICE). The following fee schedule will apply per credit card account issued, reissued or converted to Certegy, whether the card is activated, activation is declined or no activation attempt is made at all:

          [*]


Schedule B                                                          Page 2 of 10

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE B
                   SELF-ADMINISTERED CREDIT CARD PROGRAM FEES
                             EFFECTIVE MARCH 1, 2004

            THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY
                             (I.E., NOT CUMULATIVE).

4.   MASTER FILE MAINTENANCE.

     4.1  NEW ACCOUNTS. Includes:

          a.   Off-Line                                                      [*]

               (i) Data capture of all new account information from new account form

               (ii) Visual verification of all data entered to insure accuracy

          b.   On-Line - Data capture of all new account information         [*]

     4.2  FILE CHANGES. Includes:

          a.   Off-Line                                                      [*]

               (i) Data capture of all changes to the cardholder accounts from master file change forms

               (ii) Visual verification to insure accuracy

          b.   On-Line - Data capture of all changes to the cardholder
               accounts                                                      [*]

     4.3  RECORD RETENTION. No originals of credit card paper shall be       [*]
          retained by Certegy. Computer storage during all or any portion of a month of each credit card account issued by Credit Union
          (including charged-off accounts) that appears on Credit Unions master file maintained by Certegy as well as capturing all transactions and reports by either imaging, microfilm or microfiche as determined by Certegy in its sole discretion and retaining for the time period that is required by Visa and MasterCard.

     4.4  SPECIAL CHANGES. (Those taken by phone requiring immediate
          attention) Includes:                                               [*]

          a.   All items under "file changes"

          b.   Walk through of change to insure immediate input

          c.   Temporary credit increases

5.   COMPUTER PRINTOUTS.

     5.1  NOTICES. Includes:                                                 [*]

          a.   Printing of Notice

          b.   All forms

     5.2  REPORTS. (Per month per Credit Union BIN/ICA):                     [*]
          Includes Cardholder package


Schedule B                                                          Page 3 of 10

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE B
                   SELF-ADMINISTERED CREDIT CARD PROGRAM FEES
                             EFFECTIVE MARCH 1, 2004

            THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY
                            (I.E., NOT CUMULATIVE).

6.   CREDIT CARD AUTHORIZATION FEE. Applies to each Authorization Request

     [*]

7.   LOST/STOLEN CARD STATUSING. Includes: Certegy taking call and statusing
     account                                                                 [*]

8.   PREMIER STATEMENT PREPARATION. Includes:

     a.   Preparation of cardholder statements monthly

     b.   All forms and envelopes for statements

     c.   Inserting and handling of statements

     [*]

     d.   Customization fee (including addition of logos)                    [*]

9.   SPECIAL INSERTS FOR STATEMENTS. Includes physical stuffing of
     promotional pieces with the monthly statement.                          [*]

10.  MESSAGES FOR STATEMENTS. Includes automatic messages for all Credit
      Unions as well as customized messages.                                 [*]

11.  ON-LINE COLLECTION SYSTEM.                                              [*]

     11.1 MONTHLY SERVICE CHARGE. Provides Interface with Collection
          Management System                                                  [*]

     11.2 RECORD RETENTION. Per account per month on the Collection
          Management System fee (Credit Union Parameter Driven)              [*]

     11.3 PER ACCOUNT ACCESS FEE. Per inquiry into the On-Line Collection
          System                                                             [*]

12.  ON LINE COLLECTION SYSTEM LETTERS. (excluding postage/delivery)
     Includes:                                                               [*]

     a.   Standard Letter Services

     b.   Custom Letter Services

     c.   Printing of Letters

     d.   All Forms


Schedule B                                                          Page 4 of 10

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE B
                   SELF-ADMINISTERED CREDIT CARD PROGRAM FEES
                             EFFECTIVE MARCH 1, 2004

            THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY
                            (I.E., NOT CUMULATIVE).

13.  CREDIT BUREAU REPORTING. Includes creating tape and forwarding to the
     Credit Bureaus designated by Credit Union.                              [*]

*    Per month per Credit Bureau per prefix.

14.  SELF-ADMINISTERED CREDIT UNION CHARGEBACK/RETRIEVAL PROCESSING.

     14.1 Certegy processes and performs data entry                          [*]

     14.2 Certegy performs data entry only                                   [*]

*    These fees are not applicable to Full Service Credit Unions.

15.  SELF-ADMINISTERED CREDIT UNION AFTER HOURS TELEPHONE CUSTOMER SERVICE.  [*]

16.  [*]

ECIAL

17.  [*]

18.  ONE-TIME ON-LINE TERMINAL AND COMMUNICATIONS SET UP FEE.
     (at Credit Union's  request)                                            [*]

* Plus out-of-pocket expenses (airfare, accommodations, meals, etc.) to be absorbed by Credit Union.

19.  ON-SITE TRAINING FOR CUSTOMER SERVICE.                                  [*]
     (at Credit Union's request)

* Plus out-of-pocket expenses (airfare, accommodations, meals, etc. to be absorbed by Credit Union).

20.  AUDIT CONFIRMATIONS. (excluding postage) Includes:

     a.   Preparing and mailing audit confirmations upon written request     [*]

     b.   Per account confirmation                                           [*]

*    Per Credit Union per audit request

21.  STANDARD TAPE.                                                          [*]


Schedule B                                                          Page 5 of 10

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE B
                   SELF-ADMINISTERED CREDIT CARD PROGRAM FEES
                             EFFECTIVE MARCH 1, 2004

            THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY
                             (I.E., NOT CUMULATIVE).

22.  NAME/ADDRESS LABELS.                                                    [*]

23.  BILLING ERROR AND DISPUTE PROCESSING. (Optional Services)

     23.1 CUSTOMER ENTERED CHARGEBACK OR RETRIEVAL VIA ON-LINE ENTRY.        [*]

     23.2 CERTEGY ENTERED CHARGEBACK OR RETRIEVAL.                           [*]

     23.3 CERTEGY BASIC BILLING ERROR SERVICES.

     All cardholder contact (written and phone calls) is handled by institution. Certegy performs each dispute phase as required and corresponds with institution to enable institution to maintain account and communicate with cardholder:

     [*]                                                                     [*]

     23.4 CERTEGY ENHANCED BILLING ERROR SERVICES. Certegy handles all cardholder contact. This includes: receiving written disputes; handling phone calls for dispute initiation purposes; managing dispute status; creating and mailing cardholder letters including postage, and communication with institution to enable account maintenance.

     [*]                                                                     [*]

     23.5 CERTEGY FRAUD SERVICES.                                            [*]

     Services include recovery of fraudulent transactions, all phases of the chargeback cycle, obtaining affidavits, and providing a close out package to the institution outlining final fraud balance for charge off or insurance claims.

24.  SELF-ADMINISTERED BANK TELEPHONE CUSTOMER SERVICE. (Optional Services)

     24.1 AFTER HOURS TELEPHONE CUSTOMER SERVICE. Includes telephone         [*]
     customer service outside of normal business hours. After hours customer service is provided 5:00 p.m. to 7:00 a.m. Monday through Friday and 7:00 a.m. to 9:00 p.m. Saturday. Closed on Sunday.



Schedule B                                                          Page 6 of 10

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE B
                   SELF-ADMINISTERED CREDIT CARD PROGRAM FEES
                             EFFECTIVE MARCH 1, 2004

            THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY
                            (I.E., NOT CUMULATIVE).

     24.2 HIGH-VOLUME CARD CUSTOMER SERVICE FEE. This fee will apply to      [*]
     after hours customer service for any program targeted to a customer segment that generates a high volume of customer service calls (i.e. secured cards, sub-prime or any high fee/low credit line program).

     24.3 PREMIUM CUSTOMER SERVICE.                                          [*]

     24.4 VIP CUSTOMER SERVICE. Includes: All services in Premium Customer Service; PIN and additional plastics requests; customer fee reversal; account closure; authorization deletes; 60 second ASA; daily Financial Institution contact; designated point-of-contact for written customer service; overnight mail; and tiered pricing driven by size of account base. Requires separate agreement.

25.  E-REPORTS. Includes:

     a.    [*]                                                               [*]

     b.    [*]                                                               [*]

     c.    [*]                                                               [*]

           [*]

26.  VERIFIED BY VISA AND/OR MASTERCARD SECURECODE.

     Includes hosting of enrollment and authentication services, and front line customer service

     a.   Visa issuer credit program monthly per bank fee                    [*]

     b.   MasterCard issuer credit program monthly fee                       [*]

     c.   Enrolled account hosting and maintenance (per account per month)   [*]

          [*]

     d.   Authentication request (per request)                               [*]

27.  READI REVIEW. (Optional Service)

     Separate contract needed Readi-Review(SM) Plus enables the Financial Institution to manage credit risk and opportunity within the card portfolio by assigning a Beacon Risk Score and a Credit Grade score to existing card accounts. This information helps Financial Institution evaluate and predict future credit performance and predict the likelihood of bankruptcy, charge-off, loan default or serious delinquency. Readi-Review(SM) Plus is available in two options. The Full Portfolio Review analyzes all accounts to determine which accounts meet requirements for additional products, services or credit line changes. The Reissue Review works with other pre-determined reissue criteria to provide a complete picture before the plastic is reissued. Either option -- Full or Reissue -- provides critical information to manage opportunities and risks within a portfolio.


Schedule B                                                          Page 7 of 10

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE B
                   SELF-ADMINISTERED CREDIT CARD PROGRAM FEES
                             EFFECTIVE MARCH 1, 2004

            THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY
                             (I.E., NOT CUMULATIVE).

28.  NEURAL NETWORKS. (Optional Service)                                     [*]

     a.   Falcon(R)

     b.   CRIS

29.  MANUALS/CD-ROM.

     Annual Subscription                                                     [*]

30.  EXTENDED ON-LINE STATEMENT HISTORY. (Optional Service)

     Provides on-line statement history viewing. Fee is per account per month

     [*]                                                                     [*]

31.  AD HOC REPORTING.                                                       [*]

32.  OTHER SPECIAL SERVICES.                                                 [*]

33. PASS THROUGH FEES. (Note: Pass through fee items are not included in monthly minimum totals) All fees and increases incurred by Certegy for the items listed below shall be passed on to Credit Union.

     33.1 COMPUTER REPORTS - MICROFICHE*. Includes:

          a.   Cardholder Package, including cardholder settlement and
               statistical data as well as statement information             [*]

          b.   Business Card Package                                         [*]

*    Per month per Credit Union BIN/ICA, additional copies at $0.25 each

     33.2 COURIER. Includes:                                                 [*]

          a. All cost of courier for delivery of media or reports to and from Credit Union.

          b.   If U.S. Mail is used, all postage costs are borne by Credit
               Union.

     33.3 POSTAGE. Includes all first class postage associated with mailing [*] of plastics, statements, notices or other mailings requested by Credit Union.

     33.4 POSTAGE PRE-SORT REBATE. (qualifying items)                        [*]

          This is a rebate to Credit Union for current first class mail rate for qualifying statements, as identified by Certegy.


Schedule B                                                          Page 8 of 10

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE B
                   SELF-ADMINISTERED CREDIT CARD PROGRAM FEES
                           EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY
(I.E., NOT CUMULATIVE).                                                      [*]

     33.5 ELECTRONIC WARNING BULLETIN LISTINGS. Includes:

          a.   Visa/MasterCard charge for listing on the Electronic Warning
               Bulletin.                                                     [*]

          b.   Charges for listing in the printed warning bulletin for
               regions outside the U.S.                                      [*]

     33.6 "CALL ME" TRANSACTIONS. Includes the additional authorization referral calls on questionable sale as requested by non-Certegy card issuers for which a fee is paid by the non-Certegy card
          issuer.                                                            [*]

     33.7 OTHER MASTERCARD AND VISA FEES, ASSESSMENTS AND OTHER SERVICES.
          Credit Union shall be responsible for all MasterCard and VISA fees, dues and assessments related to the cardholder services
          provided to the card issuing members (e.g., "Please Call Fees").   [*]

     33.8 RETRIEVALS FROM MASTERCARD OR VISA OR LOCAL TO LOCAL. Both MasterCard and VISA rules require the processor to provide copies of original and microfilm transactions. Certegy's fees for performing those tasks will be in conformance with its published schedule, which is currently,

             Standard          Electronic/
             Original   Copy    Facsimile
             --------   ----   -----------
VISA           [*]      [*]        [*]
MasterCard     [*]      [*]        [*]

34.  INTERFACE TO THIRD PARTY

     Providing a daily transmission of cardholder data to the institution or the institution's authorized processor

     34.1 SIGN-UP FEE

          a.   Direct Connection to Certegy                                  [*]

          b.   Connection through processor                                  [*]

     34.2 MONTHLY MAINTENANCE FEE

          a.   Direct Connection to Certegy                                  [*]

          b.   Connection through processor                                  [*]

     34.3 TRANSACTION FEE. Assessed on each posted transaction

          [*]

35.  FRAME RELAY                                                             [*]


Schedule B                                                          Page 9 of 10

                         CERTEGY CARD SERVICES, INC.
                    CARD SERVICES FOR CREDIT UNIONS, INC.
                                 SCHEDULE B
                 SELF-ADMINISTERED CREDIT CARD PROGRAM FEES
                           EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY
(I.E., NOT CUMULATIVE).

36.  eZCardInfo.com

     eZCardInfo is a service that provides cardholders access to their credit card information via the Internet. Cardholder functionality includes the ability to view account balance, transaction and historical statement information and to pay their monthly credit card invoice on-line.

         [*]


Schedule B                                                         Page 10 of 10

                         CERTEGY CARD SERVICES, INC.

                    CARD SERVICES FOR CREDIT UNIONS, INC.

                                 SCHEDULE C

             PRICE LIST FOR DIRECT PROCESSING MERCHANT SERVICES

                           EFFECTIVE MARCH 1, 2004

                                                                  (CERTEGY LOGO)

                         CERTEGY CARD SERVICES, INC.
                    CARD SERVICES FOR CREDIT UNIONS, INC.
                                 SCHEDULE C
             PRICE LIST FOR DIRECT PROCESSING MERCHANT SERVICES
                            EFFECTIVE MARCH 1, 2004

1.   CERTEGY OBLIGATIONS. During the term of this Agreement, Certegy shall:

     1.1  Activate new merchant accounts;

     1.2  Produce station plates for imprinters;

     1.3 Sell Imprinters to Credit Unions as requested (the purchase price of imprinters purchased by Credit Unions shall be paid directly to Bancard or Certegy as directed);

     1.4  Provide instruction on related procedures;

     1.5  Provide authorization service, 24 hours per day, 7 days per week;

     1.6  Train the employees of Credit Unions as requested;

     1.7 Provide record retention of paper drafts or copies of drafts deposited by merchants;

     1.8 Provide merchant accounting services including discount calculation and preparation of debit and credit advices as needed;

     1.9  [*]

     1.10 [*]

     1.11 Assist Credit Union by monitoring deposits of Visa and MasterCard transactions using various variance parameters which generate exception reports used to detect, in some cases, possible fraud and other irregularities and notify Credit Union of possible fraud or other irregularities that are detected. Certegy will use reasonable diligence in providing this service but in no event will Certegy be liable for any losses resulting from merchant deposits.

2. BANCARD AND FINANCIAL INSTITUTION OBLIGATIONS. During the term of this Agreement, Bancard and/or Credit Union shall:

     2.1 Bear all losses resulting from a merchant's credit card transactions including, but not limited to, questionable merchant activity, merchant fraud, uncollected chargebacks and bankruptcy claims;

     2.2  Provide all other services to merchants;

     2.3  Provide source data necessary to create the merchant file; and

     2.4 Provide its own supplies (e.g. sales slips, credit slips, deposit envelopes and clearing forms), which it may purchase from Certegy at cost plus freight.


Schedule C                                                           Page 1 of 5

                         CERTEGY CARD SERVICES, INC.
                    CARD SERVICES FOR CREDIT UNIONS, INC.
                                 SCHEDULE C
             PRICE LIST FOR DIRECT PROCESSING MERCHANT SERVICES
                             EFFECTIVE MARCH 1, 2004

3. FEES. Bancard shall be responsible for each Credit Union paying Certegy the following fees:

     3.1 TRANSACTION FEES. The tiered merchant deposit fees for transactions are set forth below.[*]. At the sole discretion of Cartegy, those fees are subject to change by Certegy each year depending upon the number of transactions during the previous year.

          [*]

     3.2 FILE RESIDENCY FEE. The tiered merchant file residency fees are set forth below.

          [*]

          Includes:

          a.   Computer Storage of Merchant Information

          b. Assisting Credit Unions by monitoring deposits for fraud and other irregularities

          c. Processing, Printing, and Mailing of Monthly Paper Statement to the Merchant or Credit Union.
               Includes:

               i.   Supply Costs

               ii.  Stuffing/Mailing Costs (Excluding Postage)

          d.   Daily & Month End ACH Settlement to the Merchant. Includes:

               i.   Processing Prenotes

               ii.  Preparation/Transmission of ACH Tape

               iii. Bank Service Charges

               iv. Production/Mailing of Direct Deposit Account Advices (Excludes Postage)

          e.   Terminal Set-up and Support


Schedule C                                                           Page 2 of 5

                         CERTEGY CARD SERVICES, INC.
                    CARD SERVICES FOR CREDIT UNIONS, INC.
                                 SCHEDULE C
             PRICE LIST FOR DIRECT PROCESSING MERCHANT SERVICES
                           EFFECTIVE MARCH 1, 2004

     3.3  INTERNET REPORTING.

          a.   Internet Reporting for Credit Union                           [*]

               Includes:

               i. Online Access to Merchant Activity and other Merchant Information

               ii.  Online Portfolio and Risk Management Reporting

          b.   Internet Reporting for Merchant                               [*]

          Includes:

               i.   One User ID and Password

               ii.  Online Access to Merchant Activity

               iii. Online Access to Merchant Statements

     3.4  TELEPHONE AUTHORIZATION FEE.                                       [*]

     3.5  MERCHANT ENROLLMENT FEE.                                           [*]

     3.6  SUPPLIES. Cost of supplies, plus freight (sales slips, credit
          slips, deposit envelopes, and clearing forms);                     [*]

     3.7  MERCHANT SET-UP FEE. Includes:                                     [*]

          a.   Completion of Merchant Management Information System ("MIS")

          b.   Entry of MIS Information into the System

     3.8  DIAL UP ACCESS(5).                                                 [*]

          Includes online access to the Merchant Management Information System for:

          a.   Merchant Set-ups/Cancellations

          b.   Merchant Profile Changes

          c.   Merchant inquiries

     3.9  STATEMENT MESSAGE FEES. Includes:                                  [*]

          a.   Handling of Credit Union Message Report                       [*]

          b.   Printing of Message                                           [*]

     3.10 ACH RETURN FEE. Includes:                                          [*]

          a.   Accounting For ACH Returns

          b.   Processing Alternative Settlement Mechanism

          c.   Additional Prenote Processing


Schedule C                                                           Page 3 of 5

                         CERTEGY CARD SERVICES, INC.
                    CARD SERVICES FOR CREDIT UNIONS, INC.
                                 SCHEDULE C
             PRICE LIST FOR DIRECT PROCESSING MERCHANT SERVICES
                           EFFECTIVE MARCH 1, 2004

     3.11 E-REPORTS. Includes:                                               [*]

          a.   Monthly Merchant Statements                                   [*]

          b.   Monthly Merchant On-line Maintenance Activity Report

          c.   Merchant Profitability Reporting

     3.12 CHARGEBACK PROCESSING FEE. May include, as applicable:             [*]

          a.   Chargeback Logging & Tracking

          b.   Chargeback Research & Representment

          c.   Compliance Chargebacks

          d.   Arbitration on 2nd or 3rd Chargeback of same dispute

     3.13 EXCESSIVE CHARGEBACK FEE.                                          [*]

          [*]

     3.14 PASS THROUGH FEES.

          3.14.1 POSTAGE - Includes all First Class Current First Class
                 Rates postage associated with mailing statements or other
                 mailings requested by Credit Union.                         [*]

          3.14.2 COURIER                                                     [*]

          3.14.3 THIRD PARTY PROVIDER AUTHORIZATION/DRAFT CAPTURE FEES.
                 Includes:                                                   [*]

                 Fees charged by Third Party Authorization/Draft Capture Providers (e.g. Vital, Global, Concord, etc.) for providing
                 electronic authorization and Draft Capture Services.        [*]

          3.14.4 MASTERCARD AND VISA FEES, ASSESSMENTS AND OTHER SERVICES    [*]

                 Credit Union shall be responsible for all MasterCard and VISA fees, dues and assessments related to merchants signed through Credit Union.

     3.15 AUDIT ASSISTANCE FROM CERTEGY.                                     [*]

     3.16 ON-SITE TRAINING. At customer's request and subject to staff
          availability.                                                      [*]

          Credit Union must cover all out-of-pocket expenses such as
          airfare, lodging and meals.                                        [*]

     3.17 CUSTOM PROGRAMMING/DEVELOPMENT.                                    [*]

     3.18 [*]


Schedule C                                                           Page 4 of 5

                         CERTEGY CARD SERVICES, INC.
                    CARD SERVICES FOR CREDIT UNIONS, INC.
                                 SCHEDULE C
             PRICE LIST FOR DIRECT PROCESSING MERCHANT SERVICES
                           EFFECTIVE MARCH 1, 2004

----------
Footnotes:

[*]


Schedule C                                                           Page 5 of 5

                           CERTEGY CARD SERVICES, INC.

                      CARD SERVICES FOR CREDIT UNIONS, INC.

                                   SCHEDULE E

     IN-HOUSE/PASS-THROUGH SERVICES AND FEES FOR DEBIT, ATM AND CREDIT CARDS

                             EFFECTIVE MARCH 1, 2004

                                                                  (CERTEGY LOGO)

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE E
     IN-HOUSE/PASS-THROUGH SERVICES AND FEES FOR DEBIT, ATM AND CREDIT CARDS
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

1.   CARD ISSUANCE.

     Charges for standard embossing, encoding, and mail preparation of plastic cards. Per item charge includes generic card carrier, envelope, embossing, encoding and mail preparation.

     1.1  TAPE OR TRANSMISSION                                               [*]

     1.2  PAPER DOCUMENT                                                     [*]

     1.3  PULL SERVICE                                                       [*]

     1.4  PRIORITY ISSUANCE (NEXT DAY)                                       [*]

     1.5  EMERGENCY ISSUANCE (SAME DAY)                                      [*]

     1.6  CARD ACTIVATION STICKERS:

          Institution using Certegy's Card Activation System                 [*]

          Institution NOT using Certegy's Card Activation System             [*]

*    PIN Identification Number

2.   CARD RECOVERY REWARDS.

     Rewards paid to merchants or Credit Union for capturing revoked cards.  [*]

3.   PIN MAILERS.

     Includes PIN generation, printing of a generic data mailer and
     preparation for mailing.                                                [*]

4.   POST MAILERS.

     A data mailer prompting the cardholder to verify receipt of a recently
     mailed card.                                                            [*]

5.   CARD ACTIVATION (OPTIONAL SERVICE).

     The following fee schedule will apply per debit card account issued, reissued or converted to Certegy, whether the card is activated, activation is declined or no activation attempt is made at all:

     [*]   [*]

6.   LOST/STOLEN CARD REPORT.

     800 number available to cardholders to report lost/stolen accounts, 24
     hours a day, 365 days a year.                                           [*]


Schedule E                                                           Page 1 of 8

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE E
     IN-HOUSE/PASS-THROUGH SERVICES AND FEES FOR DEBIT, ATM AND CREDIT CARDS
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

7.   AUTHORIZATION REQUESTS.

     Merchant and ATM authorizations are handled 24 hours a day, 365 days a year. Authorization activity will be reviewed quarterly with any adjustments taking effect on the first day of the next calendar quarter. Authorization fees are set forth in subsections 7.1, 7.2 and 7.3 below. Only one billing category applies. Fee reductions are applied once volumes reach start point for the next tier.

     7.1 For institutions requiring signature based authorization processing via a PBF or Parameter.

          [*]

     7.2 For institutions requiring signature based authorizations routed to their host (gateway)

          [*]

     7.3 For institutions requiring signature, PIN* and/or ATM terminal authorization processing.

          [*]

*    PIN routing requiring regional network access.

8.   MONETARY TRANSACTION PROCESSING.

     Purchases, cash advance and credit vouchers that are transmitted to the Credit Union in the Center Transaction File or via an on-line message. This fee is not applicable to single message transactions.


Schedule E                                                           Page 2 of 8

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE E
     IN-HOUSE/PASS-THROUGH SERVICES AND FEES FOR DEBIT, ATM AND CREDIT CARDS
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

     8.1  VISA/MASTERCARD

          [*]

     8.2  FACSIMILE DRAFTS.

          -Batch (paper)                                                     [*]

          -Transmission tape                                                 [*]

9.   NON-MONETARY TRANSACTION PROCESSING.

     Maintenance items include adding new accounts, implementing changes to files, the addition/removal of blocks, issuer's clearing service entry and outstanding authorizations in the center transaction file.

     9.1  CERTEGY ENTERED                                                    [*]

     9.2  TRANSMISSION/TAPE                                                  [*]

     9.3  RETURNS/STOPS/COPIES                                               [*]

     9.4  POSITIVE BALANCE FILE UPDATES                                      [*]

10.  VERIFIED BY VISA AND/OR MASTERCARD SECURECODE.

     Includes hosting of enrollment and authentication services, and front line customer service

     a.   Visa issuer credit program monthly per bank fee                    [*]

     b.   MasterCard issuer credit program fee                               [*]

     c.   Enrolled account hosting and maintenance (per account per month)

          [*]

     d.   Authentication request (per request)                               [*]


Schedule E                                                           Page 3 of 8

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE E
     IN-HOUSE/PASS-THROUGH SERVICES AND FEES FOR DEBIT, ATM AND CREDIT CARDS
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

11.  BILLING ERROR AND DISPUTE PROCESSING. (Optional Services)

     11.1 CUSTOMER ENTERED CHARGEBACK OR RETRIEVAL VIA ON-LINE ENTRY.        [*]

     11.2 CERTEGY ENTERED CHARGEBACK OR RETRIEVAL.                           [*]

     11.3 CERTEGY BASIC BILLING ERROR SERVICES.

          All cardholder contact (written and phone calls) is handled by institution. Certegy performs each dispute phase as required and corresponds with institution to enable institution to maintain account and communicate with cardholder:

          [*]

     11.4 CERTEGY ENHANCED BILLING ERROR SERVICES. Certegy handles all cardholder contact. This includes: receiving written disputes; handling phone calls for dispute initiation purposes; managing dispute status; creating and mailing cardholder letters including postage, and communication with institution to enable account maintenance.

          [*]

     11.5 CERTEGY FRAUD SERVICES.                                            [*]

          Services include recovery of fraudulent transactions, all phases of the chargeback cycle, obtaining affidavits, and providing a close out package to the institution outlining final fraud balance for charge off or insurance claims.

12.  FILE RESIDENCY.

     Total number of accounts residing on the authorization file at month end.

     12.1 POSITIVE AUTHORIZATION/GATEWAY SWITCHING AUTHORIZATION             [*]

     12.2 PARAMETER AUTHORIZATION                                            [*]

13.  ACCOUNT INQUIRY.                                                        [*]

     Account look-up relating to open to buy, credit limit, blocks and
     merchant authorization activity.                                        [*]


Schedule E                                                           Page 4 of 8

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE E
    IN-HOUSE/PASS-THROUGH SERVICES AND FEES FOR DEBIT, ATM AND CREDIT CARDS
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

14.  AUTOMATIC TELLER MACHINE ("ATM") SWITCH FEES.

     Visa and/or MasterCard ATM transactions.                                [*]

15.  TRANSMISSION FEE.

     Positive Authorization File, Card issuer file and center transaction file

     15.1 LOCAL CALL                                                         [*]

     15.2 LONG DISTANCE CALL                                                 [*]

16.  ON-LINE ACCESS.

          Dedicated or Dial-up available                                     [*]

          Functionality to consider includes access to Certegy's host system, on-line authorizations via a gateway and reports via FTP.

17.  OTHER FEES.

     17.1 CENTER TRANSACTION FILE REVERSALS AND RECREATIONS                  [*]

     17.2 ADDITIONAL TESTING                                                 [*]

     17.3 RESEARCH                                                           [*]

18.  IMPLEMENTATION REIMBURSEMENT FEES.                                      [*]

     One-time fee assessed to cover the costs of establishing the Credit Union's control file, initial two days on-site training, initial set of forms and supplies, operating manuals and updates.

19.  FORMS AND SUPPLIES.                                                     [*]

20.  NON-GENERIC FORM.                                                       [*]

21.  SYSTEM MANUALS/CD ROM                                                   [*]

22.  REPORTS & MICROFICHE.

     22.1 Standard Reports and Microfiche                                    [*]

     22.2 E-Reports (optional service requiring separate agreement)

          Installation                                                       [*]

          Monthly Fee                                                        [*]

          Month Page Fee                                                     [*]

23.  TAPE HANDLING FEE.                                                      [*]


Schedule E                                                           Page 5 of 8

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE E
     IN-HOUSE/PASS-THROUGH SERVICES AND FEES FOR DEBIT, ATM AND CREDIT CARDS
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I,E., NOT CUMULATIVE).

24.  ON-SITE TRAINING FOR CUSTOMER SERVICE (At Credit Union's request)       [*]

* Plus out-of-pocket expenses (airfare, accommodations, meals, etc. to be absorbed by Credit Union).

25.  LOCKBOX PAYMENTS PROCESSING.

     Certegy processing lockbox payments for credit cards. Debit and ATM card residency is not considered in the Account Base number.

          [*]

26.  [*]

     26.1 [*]

     26.2 [*]

     26.3 [*]

27.  [*]

     27.1 [*]

     27.2 TRANSACTION HANDLING POST DECONVERSION.

          a.   Facsimile Draft: Standard draft, cash advance, credit voucher
               or payment produced.                                          [*]

          b.   Exception item: Any exception item received on deconverted
               BIN including, but not limited to, chargebacks, requests for
               copies, manual adjustments.                                   [*]

          c.   Cardholder transaction generated on magnetic tape.            [*]


Schedule E                                                           Page 6 of 8

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE E
     IN-HOUSE/PASS-THROUGH SERVICES AND FEES FOR DEBIT, ATM AND CREDIT CARDS
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

28.  VISA/MASTERCARD QUARTERLY SERVICE REPORT.                               [*]

     (This fee only applies to In-House/Pass-Through Services)               [*]

29.  PASS-THROUGH.

     29.1 POSTAGE AND COURIER EXPENSES.                                      [*]

          Cards, mailers and reports/microfiche                              [*]

     29.2 ISSUER'S REIMBURSEMENT FEES.

          Income earned by the Credit Union based on published
          Visa/MasterCard rates for transactions.                            [*]

     29.3 RETRIEVAL REQUEST FULFILLMENT FEE.

          Photocopy, facsimile draft of original of sales draft, or credit
          voucher                                                            [*]

     29.4 VISANET/BANKNET AND BASE II/NET.                                   [*]

     29.5 CARD ASSOCIATION.

          MasterCard International and/or Visa U.S.A. Inc. fees, dues and assessments, paid by Certegy for transactions incurred for or on
          behalf of customer.                                                [*]

30.  AUDIT CONFIRMATIONS. (excluding postage) Includes:

          a.   Preparing and mailing audit confirmations upon written
               request                                                       [*]

          b.   Per account confirmation                                      [*]

*    Per Credit Union per audit request

31.  NEURAL NETWORK. CRIS and Falcon(R) (optional service)                   [*]

32.  CERTIFICATION FEES.                                                     [*]

     A one time fee for the certification testing, including, but not limited to, regional networks, national networks or data processor interfaces. This fee applicable per project occurrence.

33.  ATM TERMINAL DRIVING FEES.

     33.1 Communication Expenses                                             [*]

     33.2 ATM Set-up Fees                                                    [*]

     33.3 ATM Terminal Support                                               [*]

     33.4 Dial-up ATM Communication                                          [*]

     33.5 National and Regional Network Access                               [*]


Schedule E                                                           Page 7 of 8

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE E
     IN-HOUSE/PASS-THROUGH SERVICES AND FEES FOR DEBIT, ATM AND CREDIT CARDS
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

     33.6 ATM Screen Marketing Message                                       [*]

     33.7 ATM Marketing Receipt Change                                       [*]

     33.8 ATM Screen Change                                                  [*]

     33.9 ATM Reload                                                         [*]

34.  NETWORK ADJUSTMENT SYSTEM.

     34.1 Network Adjustment System                                          [*]

     34.2 Adjustment submitted via Adjustment System                         [*]

     34.3 Adjustments performed by Certegy on behalf of client               [*]

35.  DISPUTE MANAGEMENT SYSTEM.

     a.   [*]

     b.   Web Access:

          One time set up per terminal                                       [*]

*    Per terminal per month


Schedule E                                                           Page 8 of 8

                           CERTEGY CARD SERVICES, INC.

                      CARD SERVICES FOR CREDIT UNIONS, INC.

                                   SCHEDULE G

                  COMMERCIAL CARD PROCESSING SERVICES AND FEES

                             EFFECTIVE MARCH 1, 2004

                                                                  (CERTEGY LOGO)

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE G
                  COMMERCIAL CARD PROCESSING SERVICES AND FEES
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

FEES SETTLED DAILY.

1.   ASSOCIATION.

     CERTEGY SETTLEMENT FEE. Credit Union shall pay to Certegy the following fees, which shall be referred to as a "Certegy Settlement Fee" unless Credit Union performs its own customer service as a self-administered function, in which event those Certegy Settlement Fees shall not apply. The Certegy Settlement Fee will apply to each incoming and local to local sales purchase, return and cash advance and is based on Credit Union's account base as follows:

     [*]

* Fee adjustments for account base levels will be made monthly to be effective the beginning of the second month following the month being evaluated. For example, fees that correspond to the actual account base numbers for January will go into effect on March 1.

2.   CREDIT UNION.

     2.1 TRANSACTION POSTING FEE FOR "FULL SERVICE" CREDIT UNIONS. Includes charges applicable to sales, purchases, returns, cash advances, ACH payments and ACH pre-notes of "Full Service" Credit Unions, as well as any annual, late and over limit fees, member-pay insurance, member-pay card enhancements and lockbox payments processed by Certegy. A "Full Service" credit union is one for which Certegy performs the customer service function.

          [*]

* Fee adjustments for account base levels will be made monthly to be effective the beginning of the second month following the month being evaluated. For example, fees that correspond to the actual account base numbers for January will go into effect on March 1.

     2.2 PAYMENT RECEIPT - CERTEGY PERFORMS. Certegy performs customer service. Payments received, processed and entered by Credit Union. [*]


Schedule G                                                                Page 1

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE G
                  COMMERCIAL CARD PROCESSING SERVICES AND FEES
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

MONTHLY OR ONE TIME FEES.

3.   PLASTICS. (Excluding postage/delivery)

     3.1  EMBOSSING.

          3.1.1 Embossing and encoding of plastic; Insertion of Card into
               Card Carrier; and insertion into Envelope                     [*]

*    Plus cost of plastic

          3.1.2 Ultra graphics / hot stamping of logos:

               a.   One time logo set up                                     [*]

               b.   Graphic printing / per pass / per plastic                [*]

     3.2  INSERTS MAILED WITH CARD.                                          [*]

     3.3  CUSTOM CARD CARRIER, ENVELOPE OR PRINTED MESSAGE.                  [*]

     3.4  PIN GENERATION-REGULAR (EXCLUDING POSTAGE/DELIVERY). Includes:     [*]

          a.   Generation of Personal Identification Number ("PIN")

          b.   PIN Mailer

     3.5  RETURNED PLASTICS (EXCLUDING POSTAGE/DELIVERY). Includes:          [*]

          a.   Handling of return mail

          b.   Destruction of plastic

     3.6  SPECIAL REQUESTS (EXCLUDING POSTAGE/DELIVERY). Includes:           [*]

          a.   All items listed under "Embossing"

          b.   Receipt and handling of request

          c. Walk through of plastic to insure 24-hour turnaround on normal business days.

     3.7 CARD ACTIVATION (OPTIONAL SERVICE). The following fee schedule will apply per credit card issued, reissued or converted TO Certegy, whether the card is activated, activation is declined or no activation attempt is made at all:

     [*]


Schedule G                                                                Page 2

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE G
                  COMMERCIAL CARD PROCESSING SERVICES AND FEES
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

4.   ACCOUNT TRANSACTION HISTORY.

     Account Transaction History will be available on the processing platform to both Certegy and Credit Union under the following options:

     a.   [*]                                                                [*]

     b.   [*]                                                                [*]

5.   MASTER FILE MAINTENANCE.

     5.1  NEW ACCOUNTS AND UPDATES.

          a.   Real-time Data capture by Certegy of all new account
               information entered by Credit Union                           [*]

          b.   Creation or update of Cardholder account file by tape or
               batch transmission                                            [*]

     5.2 RECORD RETENTION. No originals of credit card paper shall be retained by Certegy. Computer storage during all or any portion of a month of each credit card account issued by Credit Union (including charged-off accounts) that appears on Credit Union's master file maintained by Certegy as well as capturing all transactions and reports by either imaging, microfilm or microfiche as determined by Certegy in its sole discretion and retaining for the time period that is required by Visa and MasterCard. Monthly change shall be assessed for each company and cardholder account on the system.

     5.3  TOLL-FREE CUSTOMER SERVICE ACCESS.                                 [*]

     Provides for printing of toll-free phone number on Credit Union's statements and access to customer service via toll-free phone number. This fee applies to all accounts on file.

     5.4  SPECIAL CHANGES.                                                   [*]

     Account changes taken by phone requiring immediate attention or "walk through" to insure immediate input.

6.   COMPUTER PRINTOUTS.

     6.1  NOTICES. Includes:                                                 [*]

          a.   Printing of Notice

          b.   All forms

     6.2  REPORTS. (Paper), Includes:                                        [*]

          a.   Cardholder journal

          b.   Cardholder posting journal

          c.   Cardholder posting summary

*    Per Month per Credit Union


Schedule G                                                                Page 3

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE G
                  COMMERCIAL CARD PROCESSING SERVICES AND FEES
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

7.   CREDIT CARD AUTHORIZATION FEE. Applies to each Authorization Request

     [*]

8.   LOST/STOLEN CARD STATUSING. Includes: Certegy taking call and stausing
     account                                                                 [*]

9. RETRIEVALS FROM MASTERCARD OR VISA OR LOCAL TO LOCAL. Both MasterCard and VISA rules require the processor to provide copies of original and microfilm transactions. Certegy's fees for performing those tasks will be in conformance with its published schedule, which is currently,

             Standard          Electronic/
             Original   Copy    Facsimile
             --------   ----   -----------
VISA            [*]      [*]       [*]
MasterCard      [*]      [*]       [*]

10.  STATEMENT PREPARATION.

     10.1 DELIVERY BY U.S. MAIL. Per statement (excluding postage),
          includes:                                                          [*]

          a.   Preparation of cardholder monthly statements

          b.   All forms and envelopes for statements

          c.   Inserting and handling of statements

     10.2 PRESENTATION VIA THE INTERNET.                                     [*]

*    Per "Record" sent to the Internet server.

          A "Record" is defined as a posted transaction, addendum or statement message.

11.  SPECIAL INSERTS FOR STATEMENTS. Includes physical stuffing of
     promotional pieces with the monthly statement.                          [*]

12.  MESSAGES FOR STATEMENTS. Includes automatic messages for all Credit
     Unions as well as customized messages.                                  [*]

13.  ON-LINE COLLECTION SYSTEM.

     13.1 MONTHLY SERVICE CHARGE. Provides Interface with Collection
          Management System                                                  [*]

     13.2 RECORD RETENTION. Per account per month on the Collection
          Management System (Credit Union Parameter Driven)                  [*]

     13.3 PER ACCOUNT ACCESS FEE. Per inquiry into the On-Line Collection
          System                                                             [*]


Schedule G                                                                Page 4

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE G
                  COMMERCIAL CARD PROCESSING SERVICES AND FEES
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

14.  ON-LINE COLLECTION SYSTEM LETTERS. (Excluding postage/delivery)
     Includes:                                                               [*]

          a.   Standard Letter Services

          b.   Custom Letter Services

          c.   Printing of Letters

          d.   All Forms

15.  CREDIT BUREAU REPORTING. Includes creating tape and forwarding to the
     Credit Bureaus designated by Credit Union.                              [*]

*    Per month per Credit Bureau per prefix.

16.  [*]

SPECIAL FEES.

17.  [*]

18.  ONE-TIME ON-LINE TERMINALS AND COMMUNICATIONS SET UP FEE.               [*]
     (At Credit Union's request)

* Plus out-of-pocket expenses (airfare, accommodations, meals, etc. to be absorbed by Credit Union.)

19.  ON-SITE TRAINING FOR CUSTOMER SERVICE.                                  [*]
     (At Credit Union's request)                                             [*]

* Plus out-of-pocket expenses (airfare, accommodations, meals, etc. to be absorbed by Credit Union.)

20.  E-REPORTS.

a.   [*]

b.   [*]

c.   [*]

d.   [*]

21.  OTHER SPECIAL SERVICES.                                                 [*]


Schedule G                                                                Page 5

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE G
                  COMMERCIAL CARD PROCESSING SERVICES AND FEES
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

PASS THROUGH FEES. (Note: Pass through fee items are not included in monthly minimum totals.) All fees and fee increases incurred by Certegy for the items listed below shall immediately be passed on to Credit Union.

22.  COMPUTER REPORTS - MICROFICHE*. Provisions of reports on Microfiche Per
     month per Credit Union BIN/ICA, additional copies at $0.25 per page.    [*]

23.  COURIER. Includes all cost of courier or U.S. Mail for delivery of
     media or reports to and from Credit Union.                              [*]

24. POSTAGE. Includes all first class postage associated with mailing of plastics, statements, notices or other mailings requested by Credit
     Union.                                                                  [*]

25.  POSTAGE PRE-SORT REBATE. (Qualifying items)                             [*]

     This is a rebate to Credit Union for current first class mail rate for qualifying statements, as identified by Certegy.

26   ELECTRONIC WARNING BULLETIN LISTINGS. Includes:                         [*]

     a.   Visa/MasterCard charge for listing on the Electronic Warning
          Bulletin.

     b. Charges for listing in the printed warning bulletin for regions outside the U.S.

27. "CALL ME" TRANSACTIONS. Includes the additional authorization referral calls on questionable sales as requested by non-Certegy card issuers
     for which the non-Certegy card issuer pays a fee.                       [*]

28. OTHER MASTERCARD AND VISA FEES, ASSESSMENTS AND OTHER SERVICES. Credit Union shall be responsible for all MasterCard and VISA fees, dues and assessments related to the cardholder services provided to the card
     issuing members.                                                        [*]

29.  PC REPORTING SERVICES VIA INTERNET.

     29.1 Software Vendor License fee per Credit Union.                      [*]

     29.2 Destination ID for each company set-up.                            [*]

     29.3 Monthly maintenance fee per company or destination ID.             [*]

     29.4 Data Creation - per transaction.                                   [*]

     29.5 Data Storage - per transaction per month for storage beyond first month on accounts with internet reporting. Transactions will be
          available for 12 months.                                           [*]


Schedule G                                                                Page 6

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE G
                  COMMERCIAL CARD PROCESSING SERVICES AND FEES
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

30.  DAILY TRANSMISSION OF DATA DELIVERY FILES.

     30.1 Data creation / per record                                         [*]

     30.2 Data storage / per month for each record not retrieved in 30 days  [*]

     30.3 One time implementation fee                                        [*]

          a.   Each Credit Union                                             [*]

          b.   Each Company / Destination ID                                 [*]

31. ELECTRONIC DATA INTERCHANGE (EDI). Electronic statements and travel service reconciliation files are available and will be quoted based on the size of the commercial customer desiring the Services.

32.  SYSTEM DOCUMENTATION. Updated system documentation provided three times
     per year on CD-ROM.                                                     [*]

33. SYSTEM ACCESS VIA INTERNET. Provides system access to participating companies to review and make real time updates to their accounts via the internet.

     33.1 Software License Fee per company                                   [*]

     33.2 Transaction Fee - Per account inquiry, account update or
          transaction inquiry                                                [*]

     33.3 New Account Add - Adding a new account to system via the internet  [*]

34.  AUTHORIZATION FRAUD MONITORING. Real time monitoring of authorizations sent to queue for institution review based on fraud prevention
     strategies defined by institution.                                      [*]


Schedule G                                                                Page 7

                           CERTEGY CARD SERVICES, INC.

                      CARD SERVICES FOR CREDIT UNIONS, INC.

                                   SCHEDULE J

                 STORED VALUE CARD PROCESSING SERVICE AGREEMENT

                             EFFECTIVE MARCH 1, 2004

                                                                  (CERTEGY LOGO)

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE J
                 STORED VALUE CARD PROCESSING SERVICES AND FEES
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

FEES SETTLED DAILY.

1.   ASSOCIATION.

     CERTEGY SETTLEMENT FEE. Credit Union shall pay to Certegy the following fees, which shall be referred to as a "Certegy Settlement Fee" unless Credit Union performs its own customer service as a self administered function, in which event those Certegy Settlement Fees shall not apply. The Certegy Settlement Fee will apply to each incoming and local to local sales purchase, return and cash advance and is based on Credit Union's stored value account base as follows:

          [*]

2.   CREDIT UNION.

     2.1 TRANSACTION POSTING FEE FOR "FULL SERVICE" CREDIT UNIONS. Includes charges applicable to signature based sales purchases, returns and cash advances of "Full Service" Credit Unions, as well as any lockbox value loads processed by Certegy. A "Full Service" credit union is defined as one in which the customer service function is performed by Certegy.

          [*]

2.2 PIN BASED TRANSACTION FEE. Charged in addition to Transaction Posting Fee for PIN based transactions. (same price as CSCU Schedule E)

     2.3  SYSTEM GENERATED TRANSACTION FEE.                                  [*]


Schedule J                                                           Page 1 of 5

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE J
                 STORED VALUE CARD PROCESSING SERVICES AND FEES
                           EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

     2.4 VALUE LOAD FEE - CERTEGY PERFORMS. Certegy performs customer service. Fee applies to all Internet and phone initiated value loads.

          a.   ACH                                                           [*]

          b.   Remote Entry                                                  [*]

          c.   Credit Card Transfer                                          [*]

     2.5  PHONE INITIATED VALUE LOAD FEE.

          Charged in addition to the Value Load Fee (2.4 above) for those value loads initiated via phone.

MONTHLY FEES.

3.   PLASTICS. (excluding postage/delivery)

     3.1  EMBOSSING. Includes:                                               [*]

          a.   Embossing and encoding of plastic

          b.   Card Carrier

          c.   Envelope

          d.   Inserting

*    Plus cost of plastic

     3.2  PIN GENERATION-REGULAR (EXCLUDING POSTAGE/DELIVERY). Includes:     [*]

          a.   PIN mailer

          b.   Generation of Personal Identification Number ("PIN")

     3.3  PIN GENERATION-USER SELECT (EXCLUDING POSTAGE/DELIVERY). Includes: [*]

          a.   PIN mailer

          b.   File update

     3.4  SPECIAL REQUESTS (EXCLUDING POSTAGE/DELIVERY). Includes:           [*]

          a.   All items listed under "Embossing"

          b.   Receipt and handling of request

          c. Walk through of plastic to insure 24 hour turnaround on normal business days.

     3.5 CARD ACTIVATION (OPTIONAL SERVICE). The following fee schedule will apply per credit card account issued, reissued or converted to Certegy, whether the card is activated, activation is declined or no activation attempt is made at all:

          [*]


Schedule J                                                           Page 2 of 5

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE J
                 STORED VALUE CARD PROCESSING SERVICES AND FEES
                             EFFECTIVE MARCH 1, 2004
THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

4.   MASTER FILE MAINTENANCE.

     4.1  NEW ACCOUNTS. Includes:

          a.   Batch File                                                    [*]

          b.   Internet                                                      [*]

     4.2  FILE CHANGES. Includes:                                            [*]

          a.   Batch File                                                    [*]

          b.   Internet                                                      [*]

     4.3  RECORD RETENTION.

          No originals of credit card paper shall be retained by Certegy. Computer storage during all or any portion of a month of each credit card account issued by Credit Union (including charged-off accounts) that appears on Credit Union's master file maintained by Certegy as well as capturing all transactions and reports by either imaging, microfilm or microfiche as determined by Certegy in its sole discretion and retaining for the time period that is
          required by Visa and MasterCard.                                   [*]

     4.4  TOLL-FREE AND INTERNET CUSTOMER SERVICE ACCESS.                    [*]

          Provides for printing of toll-free phone number on Credit Union's statement and on service web site and access to customer service via toll-free phone number. This fee applies to all accounts on file.

5.   E-REPORTS. All reports are delivered via E-Reports. Includes:

     a.   Monthly Fee (per BIN)                                              [*]

     b.   Monthly Per page                                                   [*]

     c.   Recreate Purged Reports                                            [*]

     NOTE: Files will be available for delivery at 3:00 PM local time, M-F and will remain available for 3 business days.

6.   CREDIT CARD AUTHORIZATION FEE. Applies to each authorization Request.

     [*]

7.   LOST/STOLEN CARD STATUSING. Includes: Certegy taking call and statusing
     account.                                                                [*]


Schedule J                                                           Page 3 of 5

                         CERTEGY CARD SERVICES, INC.
                    CARD SERVICES FOR CREDIT UNIONS, INC.
                                 SCHEDULE J
               STORED VALUE CARD PROCESSING SERVICES AND FEES
                           EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

8. RETRIEVALS FROM MASTERCARD OR VISA OR LOCAL TO LOCAL. Both MasterCard and VISA rules require the processor to provide copies of original and microfilm transactions. Certegy's fees for performing those tasks will be in conformance with its published schedule, which is currently,

             Standard          Electronic/
             Original   Copy    Facsimile
             --------   ----   -----------
VISA            [*]      [*]        [*]
MasterCard      [*]      [*]        [*]

9.   STATEMENT PREPARATION. (excluding postage) Includes:                    [*]

     a.   Preparation of cardholder statements monthly

     b.   All forms and envelopes for statements

     c.   Inserting and handling of statements

10.  SPECIAL INSERTS FOR STATEMENTS. Includes physical stuffing of
     promotional pieces with the monthly statement.                          [*]

11. MESSAGES FOR STATEMENTS. Includes automatic messages for all Credit Unions as well as customized messages.

12.  [*]

13.  [*]

14. PAYROLL CARD COMPANY SET-UP FEE. Charged on the set-up of each individual company supported on the Payroll Card product. (First company is included in payroll product implementation fee).

     [*]

SPECIAL.

15.  [*]


Schedule J                                                           Page 4 of 5

                         CERTEGY CARD SERVICES, INC.
                    CARD SERVICES FOR CREDIT UNIONS, INC.
                                 SCHEDULE J
               STORED VALUE CARD PROCESSING SERVICES AND FEES
                           EFFECTIVE MARCH 1, 2004
THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

16.  ON-SITE TRAINING FOR CUSTOMER SERVICE.                                  [*]

     (at Credit Union's request)

* Plus out-of-pocket expenses (airfare, accommodations, meals, etc. to be absorbed by Credit Union.)

17.  TRANSACTION FRAUD SCREENING                                             [*]

     Non-recurring Value Load Transactions                                   [*]

     Card Purchase or Cash Advance                                           [*]

18.  OTHER SPECIAL SERVICES.

19. PASS THROUGH FEES. (Note: Pass through fee items are not included in monthly minimum totals) All fees and fee increases incurred by Certegy for the items listed below shall be passed on to Credit Union.

     19.1 COURIER. Includes:                                                 [*]

          a. All cost of courier for delivery of media or reports to and from Credit Union.

          b.   If U.S. Mail is used, all postage costs are borne by Credit
               Union.

     19.2 POSTAGE. Includes all first class postage associated with mailing of plastics, statements, notices or other mailings requested by
          Credit Union.                                                      [*]

     19.3 POSTAGE PRE-SORT REBATE. (qualifying items)

          This is a rebate to Credit Union for current first class mail rate
          for qualifying statements, as identified by Certegy.               [*]

     19.4 ELECTRONIC WARNING BULLETIN LISTINGS. Includes:                    [*]

          a. Visa/MasterCard charge for listing on the Electronic Warning Bulletin.

          b. Charges for listing in the printed warning bulletin for regions outside the U.S.

     19.5 "CALL ME" TRANSACTIONS. Includes the additional authorization      [*]
          referral calls on questionable sales as requested by non-Certegy card issuers for which a fee is paid by the non-Certegy card issuer.

     19.6 OTHER MASTERCARD AND VISA FEES, ASSESSMENTS AND OTHER SERVICES.    [*]
          Credit Union shall be responsible for all MasterCard, VISA and other fees, dues and assessments related to the cardholder services provided to the card issuing members in connection with this agreement (e.g., "Please Call Fees").

     19.7 MERCHANTS DISCOUNT ON CREDIT CARD/DEBIT CARD TRANSFER OF VALUE
          LOADS.                                                             [*]
          Credit Union shall be responsible for paying market rate merchants discount (including outbound interchange) on all value load transfers processed using a cardholder's credit or debit card.


Schedule J                                                           Page 5 of 5

                         CERTEGY CARD SERVICES, INC.

                    CARD SERVICES FOR CREDIT UNIONS, INC.

                                 SCHEDULE K

     SERVICES AND FEES FOR BASE2000 FULL SERVICE CREDIT CARD PROCESSING

                           EFFECTIVE MARCH 1, 2004


                                                              (CERTEGY LOGO)

                         CERTEGY CARD SERVICES, INC.
                    Card Services For Credit Unions, Inc.
                                 Schedule K
     Services and Fees for BASE2000 Full Service Credit Card Processing
                           Effective March 1, 2004

The Following Fees Apply To Each Credit Union Separately (i.e., Not Cumulative).

FEES SETTLED DAILY.

1.   ASSOCIATION.

CERTEGY SETTLEMENT FEE. Credit Union shall pay to Certegy the following fees, which shall be referred to as a "Certegy Settlement Fee" unless Credit Union performs its own customer service as a self administered function, in which event the Certegy Settlement Fee shall not apply. The Certegy Settlement Fee will apply to each incoming and local to local sales purchase, return and cash advance and is based on Credit Union's account base as follows:

     [*]

* Fee adjustments for account base levels will be made monthly to be effective the beginning of the second month following the month being evaluated. For example, fees that correspond to the actual account base numbers for January will go into effect on March 1.

2.   CREDIT UNION.

     2.1. TRANSACTION POSTING FEE FOR "FULL SERVICE" CREDIT UNIONS.

          Includes charges applicable to sales purchases, returns and cash advances of "Full Service" Credit Unions, as well as any lockbox payments processed by Certegy. A "Full Service" credit union is defined as one in which the customer service function is performed by Certegy.

          [*]

* Fee adjustments for account base levels will be made monthly to be effective the beginning of the second month following the month being evaluated. For example, fees that correspond to the actual account base numbers for January will go into effect on March 1.


Schedule K                                                          Page 1 of 11

                           CERTEGY CARD SERVICES, INC.
                      Card Services For Credit Unions, Inc.
                                   Schedule K
       Services and Fees for BASE2000 Full Service Credit Card Processing
                             Effective March 1, 2004

     2.2. ANNUAL, LATE AND OVER-LIMIT FEES, MEMBER-PAY INSURANCE AND         [*]
          MEMBER-PAY CARD ENHANCEMENTS

     2.3. PAYMENT RECEIPT - CERTEGY PERFORMS.

          Certegy performs customer service.

          a.   ACH - per payment posted                                      [*]

          b.   Remote Entry - per payment entered                            [*]

MONTHLY FEES.

3.   PLASTICS. (Excluding postage/delivery)

     3.1. EMBOSSING. Fee per card, includes:                                 [*]

          a.   Embossing and encoding of plastic

          b.   Card Carrier

          c.   Envelope

          d.   Inserting

*    Plus cost of plastic

     3.2. PIN GENERATION-REGULAR (EXCLUDING POSTAGE/DELIVERY).               [*]

          Includes:

          a.   Generation of Personal Identification Number ("PIN")

          b.   PIN Mailer

     3.3. IVR PIN CUSTOMIZATION.                                             [*]

          Includes: IVR call

     3.4. RETURNED PLASTICS (EXCLUDING POSTAGE/DELIVERY).                    [*]

          Includes:

          a.   Handling of return mail

          b. Sending mailer, plastic and returned envelope to Credit Union via certified mail.

     3.5. SPECIAL REQUESTS (EXCLUDING POSTAGE/DELIVERY).                     [*]

          Includes:

          a.   All items listed under "Embossing"

          b.   Receipt and handling of request

          c. "Walk through" of plastic to insure 24-hour turnaround on normal business days.


Schedule K                                                          Page 2 of 11

                         CERTEGY CARD SERVICES, INC.
                    Card Services For Credit Unions, Inc.
                                 Schedule K
     Services and Fees for BASE2000 Full Service Credit Card Processing
                           Effective March 1, 2004

     3.6. CARD ACTIVATION (OPTIONAL SERVICE). The following fee schedule will apply per credit card account issued, reissued or converted to Certegy, whether the card is activated, activation is declined or no activation attempt is made at all:

          [*]

4.   MASTERFILE MAINTENANCE

     4.1. NEW ACCOUNTS. Per new account fee, includes:                       [*]

          On-Line Data capture of all new account information

     4.2. FILE CHANGES. Per occurrence fee includes:                         [*]

          On-Line Data capture of all changes to the cardholder accounts

     4.3. RECORD RETENTION.                                                  [*]

          No originals of credit card paper shall be retained by Certegy. Computer storage during all or any portion of a month of each credit card account issued by Credit Union (including charged-off accounts) that appears on Credit Union's master file maintained by Certegy as well as capturing all transactions and reports by either imaging, microfilm or microfiche as determined by Certegy in its sole discretion and retaining for the time period that is required by Visa and MasterCard.

5.   CUSTOMER SERVICE.

     5.1. TOLL-FREE CUSTOMER SERVICE ACCESS.                                 [*]

          Provides for printing of toll-free number on Credit Union's billing statement and access to Customer Service via that toll-free number. This fee applies to all accounts on file.

     5.2. SECURED AND SUBPRIME CARDS.                                        [*]

          This Customer Service fee covers the provision of telephone
          customer service for this high-call volume market segment.         [*]

     5.3. PREMIUM CUSTOMER SERVICE.

          [*]


Schedule K                                                          Page 3 of 11

                         CERTEGY CARD SERVICES, INC.
                    Card Services For Credit Unions, Inc.
                                 Schedule K
     Services and Fees for BASE2000 Full Service Credit Card Processing
                           Effective March 1, 2004

     5.4. VIP CUSTOMER SERVICE.

          [*]

     5.5. SPECIAL CHANGES. (Those taken by phone requiring immediate
          attention)                                                         [*]

          Includes:

          a.   All items under "file changes"

          b.   "Walk thru" of change to insure immediate input

          c.   Temporary credit increases

6.   COMPUTER PRINTOUTS.

     6.1. NOTICES/LETTERS. Includes:                                         [*]

          a.   Printing of Notice

          b.   First printed page and envelope

     6.2. ADDITIONAL NOTICE/LETTER PAGES.                                    [*]

          Applies to each printed notice/letter page after the first page of
          multiple page letters and notices                                  [*]

     6.3. REPORTS. (Paper), Includes:

          a.   Cardholder journal

          b.   Cardholder posting journal

          c.   Cardholder posting summary

*    month per Credit Union

7.   CREDIT CARD AUTHORIZATION FEE. Fee applies to each Authorization
     Request

     [*]

8.   LOST/STOLEN CARD STATUSING.

     Includes: Certegy taking call and statusing account                     [*]


Schedule K                                                          Page 4 of 11

                         CERTEGY CARD SERVICES, INC.
                    Card Services For Credit Unions, Inc.
                                 Schedule K
       Services and Fees for BASE2000 Full Service Credit Card Processing
                           Effective March 1, 2004

9.   RETRIEVALS FROM MASTERCARD OR VISA OR LOCAL TO LOCAL.

     Both MasterCard and VISA rules require the processor to provide copies of original and microfilm transactions. Certegy's fees for performing those tasks will be in conformance with its published schedule, which is currently:

             Standard Original   Electronic Copy   Facsimile
             -----------------   ---------------   ---------
VISA                [*]                [*]            [*]
MasterCard          [*]                [*]            [*]

10.  PREMIER STATEMENT PREPARATION. Includes:

     a.   Preparation of cardholder statements monthly

     b.   All forms and envelopes for statements

     c.   Inserting and handling of statements

          [*]

     d.   Customization fee (including addition of logos)                    [*]

11.  ADDITIONAL STATEMENT PAGES.                                             [*]

     Applies to each printed statement page after the first page of multiple page cardholder statements.

12.  SPECIAL INSERTS FOR STATEMENTS. Fee is per insert and includes physical
     stuffing of promotional pieces with the monthly statement.              [*]

13.  MESSAGES FOR STATEMENTS. Includes automatic messages for all Credit
     Unions as well as customized messages.                                  [*]

14. EXTENDED ON-LINE STATEMENT HISTORY. Provides on-line statement history viewing. Fee is per account per month.

     [*]                                                                     [*]


Schedule K                                                          Page 5 of 11

                         CERTEGY CARD SERVICES, INC.
                    Card Services For Credit Unions, Inc.
                                 Schedule K
     Services and Fees for BASE2000 Full Service Credit Card Processing
                           Effective March 1, 2004

15.  ON-LINE SYSTEM ACCESS. ServiceView interface to System                  [*]

16.  ON-LINE COLLECTION SYSTEM.

     16.1. MONTHLY SERVICE CHARGE. Provides Interface with Collection        [*]
          Management System

     16.2. ON-LINE SYSTEM ACCESS COLLECTIONS- Collector View interface to    [*]
          the collection system.

     16.3. RECORD RETENTION. Fee is per account per month on the Collection [*] Management System (Credit Union Parameter Driven)

     16.4. PER ACCOUNT ACCESS FEE. Per inquiry into the On-Line Collection   [*]
          System

     16.5. ON-LINE COLLECTION SYSTEM LETTERS. Fee is per letter, excluding   [*]
          postage/delivery, and includes:

          a.   Standard Letter Services

          b.   Printing of Letters

          c.   First printed page and one envelope

     16.6. ADDITIONAL COLLECTION LETTER PAGES.                               [*]

          Applies to each printed collection letter page after the first page of multiple page Collection letter.

17.  VERIFIED BY VISA AND/OR MasterCard SecureCode.

     Includes hosting of enrollment and authentication services, and front-line customer service.

     a.   Visa issuer credit program monthly per bank fee                    [*]

     b.   MasterCard issuer credit program fee                               [*]

     c.   Enrolled account hosting and maintenance (per account per month)

          [*]

     d.   Authentication request (per request)                               [*]


Schedule K                                                          Page 6 of 11

                         CERTEGY CARD SERVICES, INC.
                    Card Services For Credit Unions, Inc.
                                 Schedule K
     Services and Fees for BASE2000 Full Service Credit Card Processing
                           Effective March 1, 2004

18.  TRANSACTION LEVEL PROCESSING.

     Includes use and maintenance of multiple billing plans at the account level.

     a.   Screening (applies to all transactions)                            [*]

     b. Posting (applies only to transactions which qualify for a transaction level price plan)

          [*]

19.  CREDIT BUREAU REPORTING. Includes creating tape and forwarding to the   [*]
     Credit Bureaus designated by Credit Union.

*    Per month per Credit Bureau per BIN.

20.  [*]                                                                     [*]

21.  [*]

SPECIAL.

22.  [*]

23.  ONE TIME ON-LINE TERMINAL AND COMMUNICATIONS SET UP FEE. (at Credit     [*]
     Union's request)

* Plus out-of-pocket expenses (airfare, accommodations, meals, etc.) to be absorbed by Credit Union.


Schedule K                                                          Page 7 of 11

                         CERTEGY CARD SERVICES, INC.
                    Card Services For Credit Unions, Inc.
                                 Schedule K
     Services and Fees for BASE2000 Full Service Credit Card Processing
                           Effective March 1, 2004

24.  ON-SITE TRAINING FOR CUSTOMER SERVICE.                                  [*]

     (at Credit Union's request)

* Fee plus out-of-pocket expenses (airfare, accommodations, meals, etc.) to be absorbed by Credit Union.

25.  AUDIT CONFIRMATIONS. (excluding postage) Includes:

     a.   Preparing and mailing audit confirmations upon written request     [*]

     b.   Per account confirmation                                           [*]

*    Per Credit Union per audit request

26.  STANDARD TAPE.                                                          [*]

27.  NAME/ADDRESS LABELS.                                                    [*]

28.  OTHER SPECIAL SERVICES.                                                 [*]

PASS THROUGH FEES. (Note: Pass Through Fees are not included in monthly minimum totals.) All fees and fee increases incurred by Certegy for the items listed below, as may be amended from time to time, shall be passed on to Credit Union.

29.  E - REPORTS.

     a.   Implementation Fee                                                 [*]

     b.   Monthly Maintenance                                                [*]

     c.   Per Page                                                           [*]

     d.   Recreate                                                           [*]

30.  COURIER. Includes:

     a. All cost of courier for delivery of media or reports to and from Credit Union.

     b.   If U.S. Mail is used, all postage costs are borne by Credit Union.

31. POSTAGE. Includes all first class postage associated with mailing of plastics, statements, notices or other mailings requested by Credit
     Union.                                                                  [*]

32.  POSTAGE PRE-SORT REBATE (qualifying items)                              [*]

     This is a rebate to Credit Union for current first class mail rate for qualifying statements, as identified by Certegy.


Schedule K                                                          Page 8 of 11

                           CERTEGY CARD SERVICES, INC.
                      Card Services For Credit Unions, Inc.
                                   Schedule K
       Services and Fees for BASE2000 Full Service Credit Card Processing
                             Effective March 1, 2004

33.  ELECTRONIC WARNING BULLETIN LISTINGS. Includes:                         [*]

     a.   Visa/MasterCard charge for listing on the Electronic Warning
          Bulletin.

     b. Charges for listing in the printed warning bulletin for regions outside the U.S.

34. "CALL ME" TRANSACTIONS. Includes the additional authorization referral [*] calls on questionable sales as requested by non-Certegy card issuers for which a fee is paid by the non-Certegy card issuer.

35. OTHER MASTERCARD AND VISA FEES, ASSESSMENTS AND OTHER SERVICES. Credit [*] Union shall be responsible for all MasterCard and VISA fees, dues and assessments related to the cardholder services provided to the card issuing members (e.g., "Please Call Fees").

36.  FRAME RELAY (ON-LINE CONNECTION TO THE SYSTEM)                          [*]

37.  MANUALS/ CD-ROM.                                                        [*]

OPTIONAL SERVICES

38.  SPECIAL PROGRAMMING (PER HOUR RATE).                                    [*]

39.  NEURAL NETWORKS. (Optional Service)                                     [*]

     a.   Falcon(R)

     b.   TRIAD

40.  STATEMENT CUSTOMIZATION                                                 [*]

41.  CARD CARRIER CUSTOMIZATION-Create special template for card carrier     [*]


Schedule K                                                          Page 9 of 11

                           CERTEGY CARD SERVICES, INC.
                      Card Services For Credit Unions, Inc.
                                   Schedule K
       Services and Fees for BASE2000 Full Service Credit Card Processing
                             Effective March 1, 2004

42.  eZCardInfo.com.

     eZCardInfo is a service that provides cardholders access to their credit card information via the Internet. Cardholder functionality includes the ability to view account balance, transaction and historical statement information and to pay their monthly credit card invoice on-line.

     [*]                                                                     [*]

     [*]

     [*]

43.  READI REVIEW. (Optional Service)                                        [*]

     Readi-Review(sm) Plus enables the Credit Union to manage credit risk and opportunity within the card portfolio by assigning a Beacon Risk Score and a Credit Grade score to existing card accounts. This information helps Credit Union evaluate and predict future credit performance and predict the likelihood of bankruptcy, charge-off, loan default or serious delinquency. Readi-Review(sm) Plus is available in two options, the Full Portfolio Review analyzes all accounts to determine which accounts meet requirements for additional products, services or credit line changes. The Reissue Review works with other pre-determined reissue criteria to provide a complete picture before the plastic is reissued. Either option - Full or Reissue - provides critical information to manage opportunities and risks within a portfolio.


Schedule K                                                         Page 10 of 11

                           CERTEGY CARD SERVICES, INC.
                      Card Services For Credit Unions, Inc.
                                   Schedule K
       Services and Fees for BASE2000 Full Service Credit Card Processing
                             Effective March 1, 2004

44.  ULTRAGRAPHICS LOGO SETUP FEE FOR PLASTICS EMBOSSING.

     a.   Camera Ready Artwork                                               [*]

     b.   Non-camera ready artwork                                           [*]


Schedule K                                                         Page 11 of 11

                           CERTEGY CARD SERVICES, INC.

                      CARD SERVICES FOR CREDIT UNIONS, INC.

                                   SCHEDULE L

      SERVICES AND FEES FOR SELF-ADMINISTERED BASE2000 CREDIT CARD PROGRAMS

                             EFFECTIVE MARCH 1, 2004

                                                                  (CERTEGY LOGO)

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE L
      SERVICES AND FEES FOR SELF-ADMINISTERED BASE2000 CREDIT CARD PROGRAMS
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

1.   FEES SETTLED DAILY.

     1.1  ANNUAL, LATE AND OVERLIMIT FEES, MEMBER PAY INSURANCE AND MEMBER
          PAY CARD ENHANCEMENTS.                                             [*]

     1.2  PAYMENT RECEIPT - CERTEGY PERFORMS. Certegy performs customer service.

          a.   ACH                                                           [*]

          b.   Remote Entry                                                  [*]

2.   SELF-ADMINISTERED FEES.

     2.1 TRANSACTION POSTING FEE - "SELF-ADMINISTERED" CREDIT UNIONS. Includes charge applicable to sales purchases, returns and cash advances for "Self-Administered" Credit Unions (i.e., Credit Unions which perform certain credit card processing services themselves, such as Customer Service, as designated by Certegy.)

          [*]

* Fee adjustments for account base levels will be made monthly to be effective the beginning of the second month following the month being evaluated. For example, fees that correspond to the actual account base numbers for January will go into effect on March 1.

     2.2  TRANSACTION LEVEL PROCESSING.

          Includes use and maintenance of multiple billing plans at the account level.

          a.   Screening                                                     [*]

          b.   Posting (applies only to transactions which qualify for a
               transaction level price plan)                                 [*]

               [*]

     2.3  PAYMENTS. Self-Administered Credit Union receives and enters       [*]
          payments.

          Certegy posts those payments to a cardholder account.


Schedule L                                                          Page 1 of 11

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE L
      SERVICES AND FEES FOR SELF-ADMINISTERED BASE2000 CREDIT CARD PROGRAMS
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

     2.4  LOCKBOX PAYMENTS. Certegy processes lockbox payments.

          [*]

* Fee adjustments for account base levels will be made monthly to be effective the beginning of the second month following the month being evaluated. For example, fees that correspond to the actual account base numbers for January will go into effect on March 1.

MONTHLY FEES

3.   PLASTICS.

     3.1  EMBOSSING. (Excluding plastic and postage/delivery). Includes:     [*]

          a.   Embossing and encoding of plastic

          b.   Card Carrier

          c.   Envelope

          d.   Inserting

     3.2  PIN GENERATION-REGULAR. (Excluding postage/delivery). Includes:    [*]

          a.   Generation of Personal Identification Number ("PIN")

          b.   PIN Mailer

     3.3  IVR PIN CUSTOMIZATION.                                             [*]

          Includes: IVR call

     3.4  RETURNED PLASTICS. (Excluding postage/delivery). Includes:         [*]

          a.   Handling of return mail

          b. Sending mailer, plastic and returned envelope to Credit Union via certified mail.

     3.5  SPECIAL REQUESTS. (Excluding postage/delivery). Includes:          [*]

          a.   All items listed under "Embossing"

          b.   Receipt and handling of request

          c. Walk through of plastic to insure 24 hour turnaround on normal business days.


Schedule L                                                          Page 2 of 11

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE L
      SERVICES AND FEES FOR SELF-ADMINISTERED BASE2000 CREDIT CARD PROGRAMS
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

     3.6 CARD ACTIVATION. (Optional Service) The following fee schedule will apply per credit card account issued, reissued or converted to Certegy, whether the card is activated, activation is declined or no activation attempt is made at all:

          [*]

4.   MASTER FILE MAINTENANCE.

     4.1  NEW ACCOUNTS. Includes:

          a.   Off-Line                                                      [*]

               (i) Data capture of all new account information from new account form

               (ii) Visual verification of all data entered to insure
                    accuracy

          b.   On-Line - Data capture of all new account information         [*]

     4.2  FILE CHANGES. Includes:

          a.   Off-Line                                                      [*]

               (i) Data capture of all changes to the cardholder accounts from master file change forms

               (ii) Visual verification to insure accuracy

          b.   On-Line - Data capture of all changes to the cardholder
               accounts                                                      [*]

     4.3  RECORD RETENTION.                                                  [*]

          No originals of credit card paper shall be retained by Certegy. Computer storage during all or any portion of a month of each credit card account issued by Credit Union (including charged-off accounts) that appears on Credit Union's master file maintained by Certegy as well as capturing all transactions and reports by either imaging, microfilm or microfiche as determined by Certegy in its sole discretion and retaining for the time period that is required by Visa and MasterCard.

     4.4  SPECIAL CHANGES. (Those taken by phone requiring immediate
          attention). Includes:                                              [*]

          a.   All items under "file changes"

          b.   Walk though of change to insure immediate input

          c.   Temporary credit increases


Schedule L                                                          Page 3 of 11

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE L
      SERVICES AND FEES FOR SELF-ADMINISTERED BASE2000 CREDIT CARD PROGRAMS
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

5.   COMPUTER PRINTOUTS.

     5.1  NOTICES. Includes:                                                 [*]

          a.   Printing of Notice

          b.   All forms

     5.2  ADDITIONAL NOTICE/LETTER PAGES.                                    [*]

          Applies to each printed notice/letter page after the first page of multiple page letters and notices.

     5.3  REPORTS. (Paper) Includes:                                         [*]

          a.   Cardholder journal MC 101

          b.   Cardholder posting journal MC 103

          c.   Cardholder posting summary MC 104

*    Per month per Credit Union

6.   CREDIT CARD AUTHORIZATION FEE. Applies to each Authorization Request.

     [*]

7.   LOST/STOLEN CARD STATUSING. Includes: Certegy taking call and statusing
     account                                                                 [*]

8. RETRIEVALS FROM MASTERCARD OR VISA OR LOCAL TO LOCAL. Both MasterCard and VISA rules require the processor to provide copies of original and microfilm transactions. Certegy's fees for performing those tasks will be in conformance with its published schedule, which is currently,

                  Standard   Electronic/
                  Original       Copy      Facsimile
                  --------   -----------   ---------
VISA                 [*]         [*]          [*]
MasterCard           [*]         [*]          [*]


Schedule L                                                          Page 4 of 11

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE L
      SERVICES AND FEES FOR SELF-ADMINISTERED BASE2000 CREDIT CARD PROGRAMS
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

9.   PREMIER STATEMENT PREPARATION. Includes:

     a.   Preparation of cardholder statements monthly

     b.   All forms and envelopes for statements

     c.   Inserting and handling of statements

          [*]

     d.   Customization fee (including addition of logos)                    [*]

10.  SPECIAL INSERTS FOR STATEMENTS.                                         [*]

     Includes physical stuffing of promotional pieces with the monthly
     statement.                                                              [*]

11.  MESSAGES FOR STATEMENTS.                                                [*]

     Includes automatic messages for all Credit Unions as well as customized
     messages.                                                               [*]

12.  ON-LINE COLLECTION SYSTEM.

     12.1 MONTHLY SERVICE CHARGE.                                            [*]

          Provides Interface with Collection Management System               [*]

     12.2 RECORD RETENTION.                                                  [*]

          Per account per month on the Collection Management System (Credit
          Union Parameter Driven)                                            [*]

     12.3 PER ACCOUNT ACCESS FEE. Per inquiry into the On-Line Collection
          System                                                             [*]

13.  ON-LINE SYSTEM ACCESS.

     a.   Service View interface to the bankcard system                      [*]

     b.   CollectorView interface to collection system                       [*]

14.  ON-LINE COLLECTION SYSTEM LETTERS.

     14.1 ON LINE COLLECTION SYSTEM LETTERS.                                 [*]

          a.   Standard Letter Services

          b.   Custom Letter Services

          c.   Printing of Letters

          d.   All Forms


Schedule L                                                          Page 5 of 11

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE L
      SERVICES AND FEES FOR SELF-ADMINISTERED BASE2000 CREDIT CARD PROGRAMS
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

     14.2 ADDITIONAL PAGES. Applies to each page after the first page of
          multiple page letters                                              [*]

15.  CREDIT BUREAU REPORTING.                                                [*]

     Includes creating tape and forwarding to the Credit Bureaus designated
     by Credit Union.                                                        [*]

*    Per month per Credit Bureau per prefix.

16.  BILLING ERROR AND DISPUTE PROCESSING. (Optional Services)

     16.1 CUSTOMER ENTERED CHARGEBACK OR RETRIEVAL VIA ON-LINE ENTRY.        [*]

     16.2 CERTEGY ENTERED CHARGEBACK OR RETRIEVAL.                           [*]

     16.3 CERTEGY BASIC BILLING ERROR SERVICES.

          All cardholder contact (written and phone calls) is handled by Credit Union. Certegy performs each dispute phase as required and corresponds with institution to enable Credit Union to maintain account and communicate with cardholder:

          [*]

     16.4 CERTEGY ENHANCED BILLING ERROR SERVICES. Certegy handles all cardholder contact. This includes: receiving written disputes; handling phone calls for dispute initiation purposes; managing dispute status; creating and mailing cardholder letters including postage, and communication with Credit Union to enable account maintenance.

          [*]

     16.5 CERTEGY FRAUD SERVICES.                                            [*]

          Services include recovery of fraudulent transactions, all phases of the chargeback cycle, obtaining affidavits, and providing a close out package to the Credit Union outlining final fraud balance for charge off or insurance claims.


Schedule L                                                          Page 6 of 11

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE L
      SERVICES AND FEES FOR SELF-ADMINISTERED BASE2000 CREDIT CARD PROGRAMS
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

17.  SELF-ADMINISTERED BANK TELEPHONE CUSTOMER SERVICE. (Optional Services)

     17.1 AFTER HOURS TELEPHONE CUSTOMER SERVICE.                            [*]

          Includes telephone customer service outside of normal business hours. After hours customer service is provided 5:00 p.m. to 7:00 a.m. Monday through Friday and 7:00 a.m. to 9:00 p.m. Saturday. Closed on Sunday.

     17.2 HIGH-VOLUME CARD CUSTOMER SERVICE FEE.                             [*]

          This fee will apply to after hours customer service for any program targeted to a customer segment that generates a high volume of customer service calls (i.e. secured cards, sub-prime or any high fee/low credit line program).

     17.3 PREMIUM CUSTOMER SERVICE.                                          [*]

          [*]

     17.4 VIP CUSTOMER SERVICE.                                              [*]

          [*]

18.  [*]

SPECIAL

     19.  CERTEGY INTERNAL CONVERSION FEE.                                   [*]

          Applies to projects to convert whole or partial portfolios from other Certegy card platforms to the BASE2000 card platform.

     20.  [*]

     21.  ONE-TIME ON-LINE TERMINAL AND COMMUNICATIONS SET UP FEE.           [*]

          (at Credit Union's request)

* Plus out-of-pocket expenses (airfare, accommodations, meals, etc.)(to be absorbed by Credit Union).


Schedule L                                                          Page 7 of 11

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE L
      SERVICES AND FEES FOR SELF-ADMINISTERED BASE2000 CREDIT CARD PROGRAMS
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

22.  ON-SITE TRAINING FOR CUSTOMER SERVICE.                                  [*]

     (at Credit Union's request)

* Plus out-of-pocket expenses (airfare, accommodations, meals, etc. to be absorbed by Credit Union).

23.  AUDIT CONFIRMATIONS. (Excluding postage) Includes:

     a.   Preparing and mailing audit confirmations upon written request     [*]

     b.   Per account confirmation                                           [*]

*    Per Credit Union per audit request

24.  STANDARD TAPE.                                                          [*]

25.  NAME/ADDRESS LABELS.                                                    [*]

26.  OTHER SPECIAL SERVICES.                                                 [*]

27. PASS THROUGH FEES. (Note: Pass though fee items are not included in monthly minimum totals.) All fees and increases incurred by Certegy for the items listed below shall be passed on to Credit Union.

     27.1 COMPUTER REPORTS*. Includes:

          a.   Cardholder Package, including cardholder settlement and
               statistical data as well as statement information             [*]

          b.   Business Card Package                                         [*]

*    Per month per Credit Union BEN/ICA, additional copies at $0.25 each     [*]

     27.2 COURIER. Includes:                                                 [*]

          a. All cost of courier for delivery of media or reports to and from Credit Union.

          b.   If U.S. Mail is used, all postage costs are borne by Credit
               Union.

     27.3 POSTAGE. Includes all first class postage associated with mailing of plastics, statements, notices or other mailings requested by
          Credit Union.                                                      [*]

     27.4 POSTAGE PRE-SORT REBATE. (Qualifying items)                        [*]

          This is a rebate to Credit Union for current first class mail rate for qualifying statements, as identified by Certegy.

     27.5 ELECTRONIC WARNING BULLETIN LISTINGS. Includes:                    [*]

          a. Visa/MasterCard charge for listing on the Electronic Warning Bulletin.

          b. Charges for listing in the printed warning bulletin for regions outside the U.S.


Schedule L                                                          Page 8 of 11

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE L
      SERVICES AND FEES FOR SELF-ADMINISTERED BASE2000 CREDIT CARD PROGRAMS
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

     27.6 "CALL ME" TRANSACTIONS. Includes the additional authorization      [*]
          referral calls on questionable sales as requested by non-Certegy card issuers for which a fee is paid by the non-Certegy card issuer.

     27.7 OTHER MASTERCARD AND VISA FEES. ASSESSMENTS AND OTHER SERVICES.    [*]

          Credit Union shall be responsible for all MasterCard and VISA fees, dues and assessments related to the cardholder services provided to the card issuing members (e.g., "Please Call Fees").

28.  AD HOC REPORTING                                                        [*]

29.  EXTENDED ON-LINE STATEMENT HISTORY.

          Provides on-line statement history viewing. Fee is per account per month.

          2 months plus current cycle                                        [*]
          6 months plus current cycle                                        [*]
          12 months plus current cycle                                       [*]

30.  NEURAL NETWORKS. (Optional Service)                                     [*]

          a.   Falcon(R)

          b.   TRIAD

31.  INTERFACE TO THIRD PARTY.

     Providing a daily transmission of cardholder data to the institution or the institution's authorized processor.

     31.1 SIGN-UP FEE.

          a.   Direct Connection to Certegy                                  [*]

          b.   Connection through processor                                  [*]

     31.2 MONTHLY MAINTENANCE FEE.

          a.   Direct Connection to Certegy                                  [*]

          b.   Connection through processor                                  [*]

     31.3 TRANSACTION FEE

          Assessed on each posted transaction

          [*]

32.  FRAME RELAY                                                             [*]


Schedule L                                                          Page 9 of 11

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE L
      SERVICES AND FEES FOR SELF-ADMINISTERED BASE2000 CREDIT CARD PROGRAMS
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

33.  E-REPORTS

     a.   Implementation Fee                                                 [*]

     b.   Monthly Maintenance                                                [*]

     c.   Per Page                                                           [*]

     d.   Recreate                                                           [*]

34.  VERIFIED BY VISA and/or MasterCard SecureCode.

     a.   Visa issuer credit program monthly per bank fee                    [*]

     b.   MasterCard issuer credit program fee                               [*]

     c.   Enrolled account hosting and maintenance

Number of Accounts   Fee Per Account
------------------   ---------------
1 - 5,000                $0.0500
5,001 - 10,000           $0.0475
10,001 - 25,000          $0.0425
25,001 - on up           $0.0375

     d.   Authentication request                                             [*]

35.  eZCardInfo.com

     eZCardInfo is a service that provides cardholders access to their credit card information via the Internet. Cardholder functionality includes the ability to view account balance, transaction and historical statement information and to pay their monthly credit card invoice on-line

     [*]                                                                     [*]


Schedule L                                                         Page 10 of 11

                           CERTEGY CARD SERVICES, INC.
                      CARD SERVICES FOR CREDIT UNIONS, INC.
                                   SCHEDULE L
      SERVICES AND FEES FOR SELF-ADMINISTERED BASE2000 CREDIT CARD PROGRAMS
                             EFFECTIVE MARCH 1, 2004

THE FOLLOWING FEES APPLY TO EACH CREDIT UNION SEPARATELY (I.E., NOT CUMULATIVE).

     [*]

          Administrative Change                                              [*]

          Banner Advertisement Add, Change or Delete                         [*]

36.  MANUALS/CD - ROM.                                                       [*]

37.  READI REVIEW. (Optional Service)                                        [*]

     Readi-Review(sm) Plus enables the Credit Union to manage credit risk and opportunity within the card portfolio by assigning a Beacon Risk Score and a Credit Grade score to existing card accounts. This information helps Credit Union evaluate and predict future credit performance and predict the likelihood of bankruptcy, charge-off, loan default or serious delinquency. Readi-Review(sm) Plus is available in two options. The Full Portfolio Review analyzes all accounts to determine which accounts meet requirements for additional products, services or credit line changes. The Reissue Review works with other pre-determined reissue criteria to provide a complete picture before the plastic is reissued. Either option - Full or Reissue - provides critical information to manage opportunities and risks within a portfolio.

38.  ULTRAGRAPHICS LOGO SETUP FEE FOR PLASTICS EMBOSSING.

     a.   Camera Ready Artwork                                               [*]

     b.   Non-camera ready artwork                                           [*]


Schedule L                                                         Page 11 of 11